UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
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MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

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MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

One Boston Place
Boston, Massachusetts 02108

October 3, 2008

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning two Special Meetings of Shareholders of Mellon Institutional Funds Investment Trust, a Massachusetts business trust (the “Trust”), to be held on November 17, 2008, on behalf of each series of the Trust (each, a “Fund”).

The first Special Meeting will concern election of a new slate of trustees.  The second Special Meeting will concern approval of a new investment advisory agreement and sub-investment advisory agreement for Newton International Equity Fund; as well as an amendment to the liquidation provisions of the Certificate of Designation for certain Funds.  Each Special Meeting will be held separately, at 10 AM (Eastern Time) and 11 AM (Eastern Time), respectively. Shareholders of all Funds will vote together at the first meeting for the election of trustees.  Only shareholders of the Funds affected by the proposals to be addressed in the second meeting will vote on those proposals, and will do so separately by Fund.

Reading this letter may make your review of the Proxy Statement easier.  We ask that you review the Proxy Statement and vote your shares promptly.  You can vote by returning the enclosed Proxy Card.

Q. What is the First Proposal about?

A.  All shareholders of the Trust are being asked to elect a new slate of trustees.  If approved, the terms of office of the new trustees would commence on or about December 1, 2008, or such other date as the Board may approve (the “Effective Date”).

Q. What are Proposals 2(a) and 2(b) about?

A. Shareholders of Newton International Equity Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of Newton International Equity Fund, and The Dreyfus Corporation (“Dreyfus”) and a new sub-investment advisory agreement between Dreyfus and Newton Capital Management Limited (“Newton”).  These new agreements would replace the existing investment advisory agreement between the Trust, on behalf of Newton International Equity Fund, and Newton.  Newton, however, would continue to be responsible for the day-to-day management of Newton International Equity Fund pursuant to the new agreements, but would be supervised by Dreyfus.  Dreyfus manages over $300 billion in approximately 180 mutual fund portfolios.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (“BNY Mellon”), the ultimate parent company of Newton.

Q. What is the Third Proposal about?

A. Shareholders of the following Funds are being asked to amend the liquidation provisions of the Certificate of Designation applicable to each of those Funds:

• The Boston Company Large Cap Core Fund	• Standish Mellon Intermediate Tax Exempt Bond Fund
• The Boston Company Small/Mid Cap Growth Fund	• Standish Mellon Fixed Income Fund
• The Boston Company Small Cap Growth Fund	• Standish Mellon Global Fixed Income Fund
• The Boston Company Small Cap Tax-Sensitive Equity Fund	• Standish Mellon International Fixed Income Fund

Currently, the liquidation of the Funds listed above (or any classes of these Funds) would require a shareholder vote.  If Proposal Three is approved, each of these Funds (or any classes of these Funds) could be liquidated by the Trust’s Trustees without a shareholder vote, under certain circumstances.  All of the other existing Funds (or any classes thereof) may be liquidated without a shareholder vote under these same circumstances.

Q.  Why is the Board recommending a new slate of trustees?

A. Proposals 1, 2(a) and 2(b) submitted for shareholder approval relate to a larger process currently underway at BNY Mellon to restructure and consolidate its mutual fund business, to realize cost savings and to take advantage of the Dreyfus organization’s deep mutual fund tradition, expertise and infrastructure.  In connection therewith, at a meeting held on August 27, 2008, a majority of the Trust’s current Trustees (including a majority of such Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, its current or proposed advisers and principal underwriter) approved a new investment advisory agreement for each Fund appointing Dreyfus to replace each Fund’s current adviser, effective as of the Effective Date.  No shareholder action will be required to appoint Dreyfus as the investme nt adviser (except in the case of Newton International Equity Fund).  The Trustees also nominated for election the new slate of trustees, which consists entirely of independent trustees who currently serve as Board members to a number of Dreyfus-managed funds and who, therefore, are familiar with the Dreyfus mutual fund business.  To that end, the first proposal seeks your approval to elect to the Trust’s board independent trustees that have experience with the Dreyfus mutual fund business, the primary mutual fund business of BNY Mellon.  The Trust’s current Trustees believe that electing the proposed slate of independent trustees to the Trust’s board would be beneficial to the Trust’s shareholders due to the fact that, based on information provided by management, the consolidation of the Trust’s Board and certain other operations would result in meaningful savings to shareholders of a number of Funds in the short term and potentially shareholders of all Funds in the longer term.  Consistent with these changes, the Trust’s Trustees also approved changing the name of the Trust to “Dreyfus Investment Funds” and of each Fund to include the word “Dreyfus.”

Q.  Will the new trustees be independent?

A. Yes.  The proposed nominees for election as trustees are all persons who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, its current or proposed advisers, and principal underwriter.

Q.  Will the appointment of Dreyfus as each Fund’s investment adviser affect the portfolio management of the Funds?

A. No.  There would be no change to any Fund’s portfolio management as a result of the appointment of Dreyfus as the Fund’s investment adviser.  The portfolio managers and research analysts of each Fund will remain unchanged by the appointment of Dreyfus as the Fund’s investment adviser.

BNY Mellon has decided to consolidate its mutual fund business into Dreyfus, which is the primary mutual fund business within BNY Mellon with over $300 billion in assets under management and approximately 180 mutual fund portfolios.  The appointment of Dreyfus as investment adviser to the Funds consolidates the investment management currently provided to the relevant Funds by three BNY Mellon companies (Mellon Capital Management Corporation, Standish Mellon Asset Management Company LLC, and The Boston Company Asset Management, LLC) into one BNY Mellon company, Dreyfus.  With respect to Newton International Equity Fund, the investment management of Newton would not be combined with Dreyfus, but instead Newton would become a sub-investment adviser to that Fund.

Q.  How will the approval of Dreyfus as investment adviser and Newton as sub-investment adviser affect Newton International Equity Fund?

A.  If approved by shareholders, there would be no change in portfolio management as a result.  The portfolio managers and research analysts of the Fund would remain unchanged by the appointment of Dreyfus as the Fund’s investment adviser and Newton as the Fund’s sub-investment adviser.  While Dreyfus would become the investment adviser to Newton International Equity Fund, Newton would remain, in its new capacity as sub-investment adviser, responsible for investment decision making.

Q:  If Proposal Three is approved, under what circumstances could the Trustees liquidate a Fund or a class without a shareholder vote?

A. The Trustees believe it is in the best interests of a Fund or a class thereof to allow the Trustees to liquidate the Fund or a class without the cost of a shareholder meeting, if the Trustees determine that its continuation is not in the best interests of the shareholders thereof as a result of factors or events adversely affecting its ability to conduct its business in an economically viable manner.  There are currently no plans to liquidate any of the Funds affected by this proposal.

Q:  Why are some Funds subject to Proposal Three, but not all Funds?

A. Currently, many of the Funds of the Trust already permit liquidation of that Fund or any of its classes by Trustee vote and without a shareholder vote if the Trustees determine that the continuation of the relevant Fund or class is not in the best interests of its shareholders as a result of factors or events adversely affecting its ability to conduct its business in an economically viable manner.  Generally, these are Funds that were formed more recently under a more modern form of certificate of designation, the instrument that creates a “Fund” or a “class” of a Fund.  As noted, there are currently no plans to liquidate any of the Funds affected by this proposal.

Q.  Who will pay for the expenses associated with this proxy campaign?

A. BNY Mellon affiliates have agreed to pay all of the expenses associated with this proxy campaign.

Q.  How does the Board recommend I vote?

A. The Board recommends that you vote in favor of each proposal.

Remember – Your Vote Counts!

Your vote is extremely important, even if you only own a few Fund shares.  Voting promptly is also important.  If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming and may delay the meeting.  You may receive a reminder call to return your Proxy Card from Broadridge Financial Solutions, Inc., a proxy solicitation firm.

Thank you for your cooperation in voting on these important proposals.  If you have any questions, please call your financial representative.  Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 1-800-221-4795.

Sincerely,

J. David Officer, President,
Chief Executive Officer and Chairman of the Board of Trustees

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

(the “Trust”)

The Boston Company Large Cap Core Fund

The Boston Company Small/Mid Cap Growth Fund

The Boston Company Small Cap Growth Fund

The Boston Company Small Cap Value Fund

The Boston Company Small Cap Value Fund II

The Boston Company Small Cap Tax-Sensitive Equity Fund

The Boston Company International Core Equity Fund

The Boston Company International Small Cap Fund

The Boston Company Emerging Markets Core Equity Fund

Newton International Equity Fund

Mellon Capital Large Cap Growth Fund

Mellon Capital Micro Cap Fund

Standish Mellon Intermediate Tax Exempt Bond Fund

Standish Mellon Fixed Income Fund

Standish Mellon Global Fixed Income Fund

Standish Mellon International Fixed Income Fund

(each, a “Fund” and collectively, the “Funds”)

One Boston Place
Boston, Massachusetts 02108
1-800-221-4795

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS OF THE TRUST
 To be held on November 17, 2008

A Special Meeting of Shareholders of the Trust will be held on November 17, 2008 at 10 AM (Eastern Time) at the offices of The Bank of New York Mellon Corporation, One Boston Place, 24th Floor, Boston, Massachusetts 02108, to consider and act upon the following proposal, and to transact such other business as may properly come before the meeting:

Proposal 1. All Funds:  To elect six Trustees of the Trust, and to consider any other business that may properly come before the Special Meeting of Shareholders of the Trust.

A separate Special Meeting of Shareholders of the Trust will be held on November 17, 2008 at 11 AM (Eastern time) at the offices of The Bank of New York Mellon Corporation, One Boston Place, 24th Floor, Boston, Massachusetts 02108, to consider and act upon the following proposals, and to transact such other business as may properly come before the meeting:

Proposal 2. Newton International Equity Fund only:

(a)

To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and The Dreyfus Corporation (“Dreyfus”); and

(b)

To approve a new sub-investment advisory agreement between Dreyfus and Newton Capital Management Limited, on behalf of the Fund.

Proposal 3.  The Boston Company Large Cap Core Fund, The Boston Company Small/Mid Cap Growth Fund, The Boston Company Small Cap Growth Fund, The Boston Company Small Cap Tax-Sensitive Equity Fund, Standish Mellon Intermediate Tax Exempt Bond Fund, Standish Mellon Fixed Income Fund, Standish Mellon Global Fixed Income Fund and Standish Mellon International Fixed Income Fund only:  To amend the Certificate of Designation with respect to the applicable Fund to authorize the Trustees to liquidate the Fund (or any applicable class of shares of the Fund) without shareholder vote.

Proposal 4.  To consider any other business that may properly come before the meetings.

Unless otherwise indicated, the first Special Meeting of Shareholders of the Trust and the second Special Meeting of Shareholders of the Trust are each referred to herein as the “Meeting” and collectively as the “Meetings.”

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Each Fund’s shareholders of record at the close of business on September 3, 2008 will be entitled to vote at the Meetings and at any adjournment(s) thereof.  The Proxy Statement and the Proxy Card will be mailed to Fund shareholders of record on or about October 3, 2008.

By Order of the Board of Trustees,

J. David Officer, President,
Chief Executive Officer and Chairman of the Board of Trustees

Boston, Massachusetts

October 3, 2008

PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) FOR EACH FUND THAT YOU ARE A SHAREHOLDER OF, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETINGS.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

The Boston Company Large Cap Core Fund

The Boston Company Small/Mid Cap Growth Fund

The Boston Company Small Cap Growth Fund

The Boston Company Small Cap Value Fund

The Boston Company Small Cap Value Fund II

The Boston Company Small Cap Tax-Sensitive Equity Fund

The Boston Company International Core Equity Fund

The Boston Company International Small Cap Fund

The Boston Company Emerging Markets Core Equity Fund

Newton International Equity Fund

Mellon Capital Large Cap Growth Fund

Mellon Capital Micro Cap Fund

Standish Mellon Intermediate Tax Exempt Bond Fund

Standish Mellon Fixed Income Fund

Standish Mellon Global Fixed Income Fund

Standish Mellon International Fixed Income Fund

One Boston Place
Boston, Massachusetts 02108
1-800-221-4795

PROXY STATEMENT

This Proxy Statement contains information you should know before voting on the proposals summarized below.

TABLE OF CONTENTS

INTRODUCTION	1
PROPOSAL 1 ELECTION OF TRUSTEES	5
Introduction	5
Reasons for Proposal to Elect a New Slate of Trustees	5
Nominees and Current Trustees	9
The Nominating Committee’s Actions	13
Current Trustees, Nominees and Their Compensation	14
Shares Owned by the Trustees and Nominees	14
Other Interests of Trustees and Nominees	14
Other Information	15
Indemnification and Insurance	16
Officers of the Trust	17
Required Vote	19
Recommendation of the Board	19
PROPOSALS 2(a) and 2(b) APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS	20
Introduction	20
Reasons for Proposals to Approve New Investment Advisory and Sub-Investment Advisory Agreements	20
Information Concerning Dreyfus	21
Information Concerning Newton	21
Proposal 2(a)	21
Approval of New Investment Advisory Agreement	21
Factors Considered by the Board in Approving the New Advisory Agreement	22
Effective Date and Term	22
Required Vote	23
Recommendation of the Board	24
Proposal 2(b)	25
Approval of New Sub-Investment Advisory Agreement	25
Factors Considered by the Board in Approving the New Sub-Investment Advisory Agreement	25
Effective Date and Term	26
Required Vote	26

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Recommendation of the Board	26
PROPOSAL 3 APPROVAL TO AMEND CERTIFICATE OF DESIGNATION	27
Introduction	27
Reasons for Proposal to Amend Certificate of Designation	27
Summary of Current Provision and Proposed Amendment	27
Required Vote	29
Recommendation of the Board	29
INFORMATION CONCERNING THE MEETINGS	30
Proxies, Quorum and Voting at the Meetings	30
Method of Solicitation and Expenses	31
Householding	31
Other Business	32
Proposals by Shareholders	32
Information about the Funds’ Service Providers	32
SCHEDULE 1 COMPENSATION OF TRUSTEES AND NOMINEES	2
SCHEDULE 2 SHARES OWNED BY TRUSTEES AND NOMINEES	5
SCHEDULE 3 INFORMATION ABOUT THE INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER	9
SCHEDULE 4 5% SHARE OWNERSHIP AND NUMBER OF SHARES OUTSTANDING	11
SCHEDULE 5 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
SCHEDULE 6 AUDIT FEES, AUDIT-RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
SCHEDULE 7 INTERNATIONAL FUNDS ADVISED BY DREYFUS AND NEWTON	24
SCHEDULE 8 FACTORS CONSIDERED BY THE BOARD IN APPROVING THE NEW INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS	26
EXHIBIT 1 FORM OF NEW INVESTMENT ADVISORY AGREEMENT	32
EXHIBIT 2 FORM OF NEW SUB-INVESTMENT ADVISORY AGREEMENT	38
EXHIBIT 3 NOMINATING COMMITTEE CHARTER	44
EXHIBIT 4 AUDIT COMMITTEE PRE-APPROVAL POLICIES	49

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INTRODUCTION

This Proxy Statement is being used by the Board of Trustees (the “Board” or “Trustees”) of Mellon Institutional Funds Investment Trust (the “Trust”) to solicit proxies to be voted at two Special Meetings of Shareholders of the Trust (the “Meetings”).  The Trust consists of The Boston Company Large Cap Core Fund, The Boston Company Small/Mid Cap Growth Fund, The Boston Company Small Cap Growth Fund, The Boston Company Small Cap Value Fund, The Boston Company Small Cap Value Fund II, The Boston Company Small Cap Tax-Sensitive Equity Fund, The Boston Company International Core Equity Fund, The Boston Company International Small Cap Fund, The Boston Company Emerging Markets Core Equity Fund, Newton International Equity Fund, Mellon Capital Large Cap Growth Fund, Mellon Capital Micro Cap Fund, Standish Mellon Intermediate Tax Exempt Bond Fund, Standish Mellon Fixed Income Fund, Standish Mellon Global Fixed Income Fund and Standish Mellon International Fixed Income Fund (each, a “Fund” and collectively, the “Funds”).  The Meetings are expected to be held at the offices of The Bank of New York Mellon Corporation (“BNY Mellon”), One Boston Place, 24th Floor, Boston, Massachusetts 02108, on November 17, 2008 at 10 AM (Eastern Time) and on the 24th Floor at 11 AM (Eastern Time), respectively, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The following table summarizes each proposal to be presented at the Meetings and the Funds solicited with respect to such proposal:

PROPOSAL	AFFECTED FUNDS	PAGE NUMBER
First Meeting 1. Election of Trustees	All Funds	5
Second Meeting 2. (a) New Investment Advisory Agreement (b) New Sub-Investment Advisory Agreement	• Newton International Equity Fund	20
3. Amendment to Certificate of Designation	• The Boston Company Large Cap Core Fund • The Boston Company Small/Mid Cap Growth Fund • The Boston Company Small Cap Growth Fund • The Boston Company Small Cap Tax-Sensitive Equity Fund	27

PROPOSAL	AFFECTED FUNDS	PAGE NUMBER

•

Standish Mellon Intermediate Tax Exempt Bond Fund

•

Standish Mellon Fixed Income Fund

•

Standish Mellon Global Fixed Income Fund

•

Standish Mellon International Fixed Income Fund

 (the “Proposal Three Funds”)

This Proxy Statement and the enclosed Proxy Card will be mailed to shareholders of record on or about October 3, 2008.  The annual report for each Fund for its most recently completed fiscal year was previously mailed to shareholders.  Each Fund will furnish, without charge, a copy of its most recent annual report and more recent semi-annual report, if any, to a shareholder upon request.  Shareholders may request a copy of these reports by writing to Mellon Institutional Funds, P.O. Box 8585, Boston, Massachusetts 02266, by calling 1-800-221-4795 or by visiting our web site at www.melloninstitutionalfunds.com.

The Trustees of the Trust know of no business other than that mentioned in the Notice that will be presented for consideration at the Meetings.  Should other business properly be brought before the Meetings, proxies will be voted in accordance with the best judgment of the persons named as proxies or in the best judgment of their designees.

Who is eligible to vote

Each Fund’s shareholders of record as of the close of business on September 3, 2008 (the “Record Date”) are entitled to vote on all of that Fund’s business at the Meetings and any adjournments thereof.  Each share is entitled to one vote.  A fractional share is entitled to the corresponding fraction of one vote.  See Schedule 4 for a list of owners of more than 5% of the outstanding shares of each class of each Fund.  Shares represented by properly executed proxies will be voted according to the shareholder’s instructions unless revoked before or at the relevant Meeting.  If you sign a proxy, but do not fill in a vote, your shares will be voted FOR each proposal, as applicable.  If any other business comes before the Meetings, your shares will be voted at the discretion of the persons named as proxies, or in the best judgment of their designees.  Shareholders of all Funds vote together in the election of Trustees.  Only shareholders of the Funds affected by Proposals 2(a) and 2(b) and Proposal 3 vote with respect to these proposals, and do so separately by Fund.  See “INFORMATION CONCERNING THE MEETINGS – Proxies, Quorum and Voting at the Meetings” below for more information.

Background

Each Fund’s current investment adviser and The Dreyfus Corporation (“Dreyfus”) is either a direct or indirect wholly-owned subsidiary of BNY Mellon.  Proposals 1, 2(a) and 2(b) being submitted for shareholder approval relate to a larger process currently underway at BNY Mellon to restructure and consolidate its mutual fund business to realize cost savings for shareholders and to take advantage of the Dreyfus organization’s deep mutual fund tradition, expertise and infrastructure, including its ability to supervise and monitor the performance of sub-investment advisers.  In connection therewith, a majority of the current Trustees (including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust, the current or proposed advisers and principal underwriter) (the “Indep endent Trustees”) voted to appoint Dreyfus to serve as each Fund’s investment adviser.  This appointment does not require any shareholder vote, except with respect to Newton International Equity Fund, which is the subject of Proposals 2(a) and 2(b) submitted to shareholders hereby.  Dreyfus manages over $300 billion in approximately 180 mutual fund portfolios.  Dreyfus is the primary mutual fund business of BNY Mellon.

For each Fund, the current portfolio managers and research analysts for the Fund would remain the same and, except in the case of Newton International Equity Fund, the Fund’s portfolio managers are employees of the Fund’s current investment adviser and of Dreyfus.  In the case of Newton International Equity Fund, if Proposals 2(a) and 2(b) are each approved, the Fund’s current portfolio managers and research analysts would remain the same, but would not become employees of Dreyfus.  As discussed more fully in Proposal 2(b) below, it is being proposed that Newton Capital Management Limited (“Newton”) serve as the sub-investment adviser for Newton International Equity Fund.  As a practical matter, shareholders of Newton International Equity Fund will experience no change in the overall portfolio management of Newton International Equity Fund as a result of the new contractual a rrangements, except that they are expected to have the added benefit of the oversight and supervision supplied by Dreyfus.  In addition, the name of the Trust and of each Fund would change to reflect that Dreyfus is serving as the Fund’s investment adviser.  No shareholder approval is required to change the name of the Trust or a Fund.

At a meeting held on August 27, 2008, a majority of the Trustees, including a majority of the Independent Trustees, voted to appoint Dreyfus to serve as each Fund’s investment adviser, effective on or about December 1, 2008, or such other date as the Board may approve (the “Effective Date”).  No shareholder approval is required with respect to the appointment of Dreyfus as each Fund’s investment adviser (with the exception of Newton International Equity Fund, as discussed more fully in Proposal 2 below).  The Trust has received an opinion from counsel to BNY Mellon to the effect that the appointment of Dreyfus as the investment adviser to each Fund (other than Newton International Equity Fund) will not constitute an “assignment” of that Fund’s investment advisory contract under Section 15(a)(4) of the 1940 Act, and, therefore, will not require the approval of that Fund’s shareholders pursuant to Section 15(a) of the 1940 Act.  This opinion is based on, among other things, the fact that the current investment adviser of each of these Funds (i.e., other than Newton International Equity Fund) and Dreyfus are under common control, and there will be no change in the portfolio management of the Fund as a result of the new contractual arrangements.  The opinion does not address Newton International Equity Fund, which is the su bject of Proposal 2.

In connection with the selection of Dreyfus as each Fund’s investment adviser, the Trustees have approved the nomination of new trustees. The process followed by the Trust’s Nominating Committee in recommending these Nominees to the full Board is described in “Proposal 1 – Election of Trustees” below. Proposal 1 seeks your approval of a proposal to elect to the Board independent trustees that have experience as board members of Dreyfus mutual funds and with the Dreyfus organization. The Trust’s current Trustees believe that electing to the Board independent trustees who are familiar with the Dreyfus organization will be beneficial to each Fund’s shareholders.

Based on information provided by management, the current Trustees also believe that shareholders of some or all of the Funds will benefit from certain cost savings, discussed further below, expected to be realized by consolidating Trust governance and certain other aspects of the Trust’s operations under the Dreyfus umbrella.

The third proposal is unrelated to the other proposals, but relates to the manner in which certain Funds in the Trust, the Proposal Three Funds, might be liquidated in the future.  If the third proposal is approved by shareholders of any of the Proposal Three Funds, that Fund (and any class thereof) could be liquidated in the future under certain circumstances by operation of a vote of the Trustees and without a shareholder vote.  This proposal is intended to spare the shareholders of a Proposal Three Fund the cost of a shareholder meeting to liquidate that Fund. Given that a meeting of all of the shareholders of the Trust was to be held for purposes of the election of Trustees, the Board of Trustees determined that it would be most efficient to use this occasion to seek approval of this change by shareholders of the Proposal Three Funds with minimal incremental cost.  There are currently no pl ans to liquidate any of the Funds affected by this proposal.

PROPOSAL 1

ELECTION OF TRUSTEES

(All Funds)

Introduction

In connection with the restructuring and consolidation of BNY Mellon’s mutual fund business in order to take advantage of the resources of the Dreyfus organization and the other changes described above, BNY Mellon and the current Trustees are proposing that Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley be elected to serve as trustees of the Trust (the “Nominees”).

If elected, it is expected that the Nominees’ terms of office will commence on or about December 1, 2008, or such other date as the Board may approve (the “Effective Date”).  Each Trustee elected will hold office until his or her successor is duly elected or until his or her earlier death, retirement or removal.

The current Trustees have determined that the number of trustees of the Trust shall be fixed at six.  The current Trustees have indicated that they are prepared to resign as of the Effective Date.

The persons named as proxies on the accompanying Proxy Card intend to vote at the Meeting (unless otherwise directed) for the election of each of the Nominees.  Each Nominee has consented to being named in this Proxy Statement and has agreed to serve on the Board if elected by the shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by members of the Board.

Reasons for Proposal to Elect a New Slate of Trustees

Shareholders of each Fund, voting together as a whole, are being asked to elect the Nominees in connection with BNY Mellon’s overall restructuring and consolidation of its mutual fund business and the selection of Dreyfus as each Fund’s investment adviser.  The current Trustees believe that the election of the Nominees will be beneficial to the Funds’ shareholders in light of the Nominees’ depth of experience with mutual funds generally and the Dreyfus funds in particular and the Nominees’ familiarity with the Dreyfus organization.  The current Trustees also believe that, based on information supplied by management, the Trust will realize certain cost savings as a result of the consolidation of its governance and certain other aspects of its operations under the Dreyfus umbrella.

Specifically, the Trustees observed that, based on information provided by management, it is currently anticipated that the combined effect of:  (i) the consolidation of the Board of Trustees of the Trust with the Board of the Dreyfus funds on which the Nominees now serve; and (ii) the related consolidation of other Trust operations and functions under Dreyfus, would generate meaningful annual cost savings for the Trust as a whole and for a number of the Funds individually in the short term and potentially for all Funds in the longer term.  These anticipated annual savings are expected to result in part from spreading fixed fees or expenses over a larger fund complex asset base, the ability to negotiate better fees from certain vendors or service providers and the elimination of duplicative services and/or service providers.  The Trustees observed that these estimated savings amounted to approximately $800,000 annually based on 2007 cost data, and could, therefore, be expected to represent substantial future savings over time.

The more significant estimated annual cost savings to the Trust as a whole, and separately to individual Funds, stated as a percentage of net assets as of June 30, 2008, are illustrated in Tables 1 and 2, respectively, below.  In applying the Trust level costs and cost savings illustrated in Table 1 to the individual Funds in Table 2, all costs, other than those related to custody and the annual retainer portion of the Trust’s Independent Trustee compensation were allocated pro rata based on the Funds’ net assets.  The asset-based custody fees were calculated assuming the implementation of existing Dreyfus contractual fee arrangements which entail a fee schedule based upon fund type (e.g., domestic equity, international equity, etc.).  Each Fund’s portion of the Independent Trustees’ annual retainer expenses was calculated according to the Trust’s existing compensation schedule which incorporates asset level breakpoints which subject larger funds to a greater retainer amount than smaller funds.

The Trustees also noted that in some cases, identified below, a Fund is subject to a voluntary expense limitation that currently has the effect of requiring the Fund’s adviser to waive a portion of its advisory fees and/or to bear, or reimburse the Fund for, at least a portion of the Fund’s expenses.  Dreyfus has represented to the Trust’s Board that it will continue these voluntary expense limitations indefinitely.  Thus, for these Funds, the combined effect of these limitations and the anticipated cost savings is merely to reduce or eliminate the subsidy currently provided to the relevant Fund rather than to reduce fees or expenses actually borne currently by the Fund and its shareholders in the full amount of the cost savings.  As a result, in these cases, the cost savings anticipated to be generated would initially benefit Dreyfus to the extent these subsidies are correspondingly reduced.  The Trustees observed, however, that with asset growth, these anticipated cost savings would eventually benefit these Funds’ shareholders.  The column in Table 2, captioned “Anticipated Actual Annual Cost Savings (after giving effect to expense limitation),” reflects the anticipated net actual savings for each Fund after giving effect to any such expense limitation.

The expense data presented in the tables below is approximate and based on estimates.  Not all of the anticipated cost savings will take effect on the Effective Date.

Table 1

Trust Level Approximate Annual Savings (by Category)

Expense or Fee Category	2007 Pre- Consolidation Costs[1,2]	Anticipated Post- Consolidation Costs[1]	Anticipated Annual Cost Savings (without giving effect to individual Fund’s expense limitations)
Asset-based custody fees	0.012%	0.008%	0.004%
Trust legal counsel fees	0.006%	0.005%	0.001%
Independent Trustee compensation	0.004%	0.002%	0.002%
Independent Trustee counsel fees	0.002%	0.000%	0.002%
Insurance premiums[3]	0.003%	0.001%	0.002%
Totals	0.027%	0.016%	0.011%

1 Costs stated as a percentage of average net assets for the year ended December 31, 2007.

2 These categories of Pre-Consolidation Costs were calculated based on actual costs paid by the Funds during the 2007 calendar year.

3 The Board has approved the liquidation of two funds, Mellon Capital Large Cap Growth Fund and Mellon Capital Micro Cap Fund (neither of which is the subject of Proposal 3).  These figures presume the closing of these two funds which are proposed to be liquidated.

Table 2

Individual Fund Level Approximate Annual Savings

Fund	2007 Pre- Consolidation Costs Described in Table 1 Above[1]	Anticipated Post- Consolidation Costs Described in Table 1 Above[1]	Anticipated Annual Cost Savings (without giving effect to expense limitation) [1]	Anticipated Actual Annual Cost Savings (after giving effect to expense limitation) [1]
The Boston Company Large Cap Core Fund	0.056%	0.025%	0.031%	0.031%
The Boston Company Small/Mid Cap Growth Fund	0.176%	0.063%	0.113%	0.113%
The Boston Company Small Cap Growth Fund	0.059%	0.018%	0.041%	0.041%
The Boston Company Small Cap Value Fund	0.023%	0.006%	0.017%	0.017%
The Boston Company Small Cap Value Fund II*	0.486%	0.390%	0.096%	0%
The Boston Company Small Cap Tax-Sensitive Equity Fund	0.041%	0.013%	0.028%	0.028%
The Boston Company International Core Equity Fund	0.017%	0.008%	0.009%	0.009%
The Boston Company International Small Cap Fund*	0.020%	0.008%	0.012%	0%
The Boston Company Emerging Markets Core Equity Fund*	0.244%	0.281%	–0.037%	0%
Newton International Equity Fund*	0.144%	0.149%	–0.005%	0%
Mellon Capital Large Cap Growth Fund*	0.400%	0.372%	0.028%	0%
Mellon Capital Micro Cap Fund*	0.193%	0.161%	0.032%	0%

Fund	2007 Pre- Consolidation Costs Described in Table 1 Above[1]	Anticipated Post- Consolidation Costs Described in Table 1 Above[1]	Anticipated Annual Cost Savings (without giving effect to expense limitation) [1]	Anticipated Actual Annual Cost Savings (after giving effect to expense limitation) [1]
Standish Mellon Intermediate Tax Exempt Bond Fund*	0.046%	0.015%	0.031%	0%
Standish Mellon Fixed Income Fund*	0.028%	0.008%	0.020%	0%
Standish Mellon Global Fixed Income Fund*	0.083%	0.055%	0.028%	0%
Standish Mellon International Fixed Income Fund*	0.060%	0.044%	0.016%	0%

1 Costs stated as a percentage of average net assets for the year ended December 31, 2007. Anticipated Actual Annual Cost Savings (after giving effect to expense limitation) are computed by applying the amounts reflected in the column captioned “Anticipated Annual Cost Savings (without giving effect to expense limitation)” to each Fund’s net assets as of June 30, 2008, and assume the Fund’s current expense ratio and expense limitation in effect on that date.

* The Fund is currently subject to a voluntary expense limitation expected to be continued by Dreyfus.  In these cases, the cost savings anticipated to be generated will benefit Dreyfus, in the form of a reduced subsidization of the Fund, to the extent the Fund’s total expenses continue in excess of the expense limitations in effect.  Like the Fund’s current adviser, Dreyfus can terminate the expense limitation at any time.

Nominees and Current Trustees

The Nominees and current Trustees, their ages, their principal occupations for the past five years (their titles may have varied during that period), the total number of funds in the BNY Mellon fund complex (including the Dreyfus Funds) (the “Fund Complex”) the Nominees will oversee if elected, and other board memberships they hold are set forth in the table below.  No Nominee has previously held any position with the Trust or any Fund.  There are no family relationships among Nominees and current Trustees.  Since the beginning of the most recently completed fiscal year end of any Fund (September 30, 2007 or December 31, 2007), no Nominee or current Trustee has had or proposes to have a material transaction with any Fund, the investment adviser of any Fund (each, an “Adviser” and collectively, the “Advisers”), Dreyfus or BNY Mellon.

The mailing address of each Nominee is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.  The mailing address of each current Trustee is c/o Mellon Institutional Funds Investment Trust, One Boston Place, Boston, Massachusetts 02108.  Each Nominee was recommended for nomination by the Trust’s Nominating Committee and approved by the Board.

If elected, Joseph S. DiMartino is expected to serve as Chairman of the Board and Trustee of the Trust.

Name (Age)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen	Directorships of Publicly Held Entities (Other than the Trust)
Nominees
Joseph S. DiMartino (64)	Corporate Director and Trustee	193 (177 Dreyfus Funds; and, if elected, 16 Funds of the Trust)

Dreyfus Funds, Chairman of the Board

CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director

The Newark Group, Inc., a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (74)	Corporate Director	45 (29 Dreyfus Funds; and, if elected, 16 Funds of the Trust)	Dreyfus Funds, Board Member Bill Barrett Company, an oil and gas exploration company, Director

Name (Age)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen	Directorships of Publicly Held Entities (Other than the Trust)
Kenneth A. Himmel (62)

President and CEO, Related Urban Development, a real estate development company (1996-Present)

President and CEO, Himmel & Company, a real estate development company (1980-Present)

CEO, American Food Management, a restaurant company (1983-Present)

		45 (29 Dreyfus Funds; and, if elected, 16 Funds of the Trust)	Dreyfus Funds, Board Member
Stephen J. Lockwood (61)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)	45 (29 Dreyfus Funds; and, if elected, 16 Funds of the Trust)	Dreyfus Funds, Board Member
Roslyn M. Watson (58)	Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)	45 (29 Dreyfus Funds; and, if elected, 16 Funds of the Trust)	Dreyfus Funds, Board Member
Benaree Pratt Wiley (62)	Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)	55 (39 Dreyfus Funds; and, if elected, 16 Funds of the Trust)	Dreyfus Funds, Board Member CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director

Name (Age)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen	Directorships of Publicly Held Entities (Other than the Trust)
President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991- 2005)
Current Trustees
J. David Officer (60)*	Vice-Chairman, Chief Operating Officer and Director, Dreyfus	17**	Executive Vice President of BNY Mellon
Samuel C. Fleming (67)	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (healthcare research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	17**	None
Benjamin M. Friedman (64)	William Joseph Maier, Professor of Political Economy, Harvard University	17**	Pioneer Funds, Board Member
John H. Hewitt (73)	Retired	17**	None
Caleb Loring III (64)	Trustee, Essex Street Associates (family investment trust office)	17**	None

_______________

* “Interested Person” of the Trust. Mr. Officer is a Director, Vice Chairman and Chief Operating Officer of Dreyfus, the prospective investment adviser of the Funds.  He is also an Executive Vice President of BNY Mellon, the parent of Dreyfus and the Advisers; and a Director and President of MBSC Securities Corporation, which is a wholly-owned subsidiary of Dreyfus.

** If the Nominees are elected, this number is expected to be one as of the Effective Date. The one fund will be Mellon Optima Long/Short Strategy Fund LLC and, if, as currently proposed, a successor Board is elected as to that fund also, none of the current Trustees will then oversee any funds in the complex.

The Nominating Committee’s Actions

Following a series of meetings in July and August 2008, the Nominating Committee met on August 27, 2008 to take formal action with respect to the Nominees and unanimously recommended their election by the Trust’s shareholders. In considering the Nominees, the members of the Nominating Committee, with the assistance of their independent legal counsel, requested and reviewed information concerning each Nominee, including copies of a completed Trustee and Officer Questionnaire, biographical information concerning his or her employment and educational background, the possible qualification of any Nominee as an “audit committee financial expert,” the number, asset sizes and principal characteristics of the Dreyfus funds on whose Boards the Nominees currently serve, as well as each Nominee’s membership on Board committees, his or her tenure on such Boards and related compensation.  The Nominating Committee also requested and considered information relating to each Nominee’s status as an “independent” trustee (i.e., not an “interested person” of Dreyfus or BNY Mellon), including making such inquiries as they considered appropriate as to any possible past or present business or other relationships between the Nominees or their family members and BNY Mellon affiliates.

As an important part of its deliberations, the Nominating Committee also received and considered information from management concerning certain cost savings and efficiencies expected to benefit the Trust and its shareholders from the consolidation of the governance and certain other operations of the Trust with those of the Dreyfus funds on whose boards the Nominees now serve.  These savings are described above under “Introduction-Reasons for Proposal to Elect a New Slate of Trustees.”

Over the course of two meetings, various members of the Nominating Committee also met in person with the Nominees.  At these meetings, the Nominating Committee members had an opportunity to discuss with the Nominees as a group and in individual conversations their background and experience and their governance practices and philosophies in connection with their current roles as trustees or directors of Dreyfus funds.

The Nominating Committee also met privately, with only their independent legal counsel present, to discuss the information provided and their individual and collective impressions of the Nominees and their qualifications.  In applying these criteria, the Nominating Committee noted that one of the Nominees, Mr. Fitzgibbons, currently age 74, would normally have been ineligible to serve as a Trustee under the Trust’s previously established retirement age for “independent” trustees of 72.  The Nominating Committee observed, however, that the Dreyfus funds Board on which the Nominees currently served had established a mandatory retirement age of 80 with the opportunity to elect non-voting “emeritus” status at age 72.  The Nominating Committee also noted that the current Board of Trustees had previously considered it appropriate to extend for one year the retirement age for one of its own members, Mr. Hewitt, in order to permit Mr. Hewitt to participate in the Board’s deliberations concerning the Board transition process which had then been contemplated and which is described herein. The Nominating Committee (and, subsequently, the Trust’s Board of Trustees), determined, that given all the circumstances it was likewise appropriate to grant a waiver from the Trust’s retirement policy for Mr. Fitzgibbons, in order to permit an orderly transition and to leave for the newly elected Board the matter of considering whether to retain the Trust’s current retirement policy or to operate under a uniform policy by adopting for the Trust the same retirement policy applicable to the other Dreyfus Boards on which they now serve.

Following their review of the information provided, the in-person meetings conducted with the Nominees, and their private deliberations, the members of the Nominating Committee concluded that each of the Nominees was well qualified to serve in the role of independent trustee of the Trust, and that the cost savings anticipated to be generated in part by the Board consolidation that would be implemented by their election supported this action.  The members of the Nominating Committee voted unanimously to recommend to the Trust’s full Board that the Nominees be proposed for election by the shareholders of the Trust with the recommendation of the Board.  The full Board subsequently accepted the Nominating Committee’s recommendation and recommends that the shareholders of the Trust vote for the election of each of the Nominees.

Current Trustees, Nominees and Their Compensation

The compensation paid to the current Trustees with respect to each Fund during its most recently completed fiscal year and from the fund complex is set forth in Schedule 1 of this Proxy Statement.  As the Nominees held no positions with the Trust, they received no compensation from any Fund during its most recently completed fiscal year.  The elements comprising the compensation paid to the Nominees in their capacities as trustees or directors of the Dreyfus Funds they oversee is also set forth in Schedule 1.

Shares Owned by the Trustees and Nominees

The dollar range of shares beneficially owned by the current Trustees and Nominees issued by the Funds that they currently oversee or, if elected, will oversee, as the case may be, is set forth in Schedule 2 of this Proxy Statement. As of the most recently completed fiscal year end of any Fund, none of the current Independent Trustees or Nominees, or any of their immediate family members, owned shares that in the aggregate exceeded 1% of the outstanding shares of the Funds.

Other Interests of Trustees and Nominees

As of June 30, 2008, none of the current Independent Trustees or Nominees, or any of their immediate family members, beneficially owned any securities issued by or otherwise had any interest in the Advisers, Dreyfus or the principal underwriter of any Fund, or any person controlling, controlled by or under common control with such persons.  For these purposes, “immediate family member” includes the current Independent Trustee’s or Nominee’s spouse, children residing in the current Independent Trustee’s or Nominee’s household and dependents of the current Independent Trustee or Nominee.

Other Information

Board Meetings. During the calendar year ended December 31, 2007, the Trust’s Board of Trustees held six meetings.

Standing Committees.  The Trust’s Board of Trustees has a standing Committee of Independent Trustees, an Audit Committee and a Nominating Committee.

Messrs. Fleming, Friedman, Hewitt and Loring (each a current Independent Trustee) serve on the Committee of Independent Trustees, the Audit Committee and the Nominating Committee.

The functions of the Committee of Independent Trustees include requesting that the Funds’ investment adviser(s) and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the Funds’ investment adviser(s) and principal underwriter; (ii) the terms of the investment advisory and underwriting agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the Funds or their investors; and (iii) the resources, qualifications and profitability of the Funds’ investment adviser(s) and principal underwriter, recommending to the Board the selection, retention or termination of the Funds’ investment adviser(s) and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate.

The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors’ performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as independent Trustees.  For a discussion of the Nominating Committee’s process and deliberations in nominating the Nominees, see “The Nominating Committee’s Actions” above.

During the most recently completed fiscal year for each Fund (ending either September 30, or December 31, 2007), the Committee of Independent Trustees held four meetings, the Audit Committee held four meetings and the Nominating Committee did not hold any meetings.

All of the current Trustees then serving attended at least 75% of all of the Board and committee meetings held during each Fund’s most recently completed fiscal year.

Indemnification and Insurance

The Trust’s Declaration of Trust provides generally that the Trustees of the Trust are indemnified by the Trust against all liabilities and expenses incurred by any of the Trustees in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body.  This indemnity extends to proceedings in which such Trustees may be or may have been involved as a party or otherwise or with which such Trustees may or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee.  This indemnity is not available with respect to any matter as to which it has been determined that such Trustee (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.  Pursuant to these provisions, the Trustees are also entitled to advancement of legal and other indemnifiable expenses in advance of a final disposition of a matter.

The current Trustees are also currently named insureds under a combined Trustees and Officers/Professional Liability insurance policy maintained by and at the expense of the Trust.  A portion of the coverage provided under this policy is reserved for the exclusive purpose of covering claims and liabilities of the Independent Trustees.

In anticipation of their leaving the Board, the Trustees approved:  (i) certain amendments to the Trust’s Declaration of Trust to clarify, for the avoidance of doubt, that the indemnification provisions apply equally to former Trustees as to Trustees still in office; and (ii) a prepaid “tail” or “run off” insurance policy covering the current Independent Trustees beginning immediately upon their leaving office and for a period of six years thereafter.  The premium for this policy will be paid by BNY Mellon.

The Independent Trustees also requested and obtained from Dreyfus a written indemnification undertaking.  This undertaking, which is not limited in duration, provides that Dreyfus will indemnify each of the Independent Trustees to the fullest extent permitted by law for all liabilities, costs, expenses and damages relating to, incurred or resulting from their having served as Trustees of the Trust.

The undertaking also provides that, if (i) an action, suit, proceeding or investigation (whether criminal, civil or administrative) is brought or threatened against an Independent Trustee within six years following his leaving the Board for any act or omission or alleged act or omission committed or allegedly committed as a Trustee prior to leaving such Board, and (ii) both the Trust and one or more issuers of the “tail” or “run off” policies refuse or fail, regardless of the reason, to advance to, or pay for fees or expenses, incurred by the Independent Trustee, in connection with the defense of or representation in connection with, such action, suit, proceeding or investigation, then Dreyfus will promptly pay on behalf of such Independent Trustee, or reimburse such Independent Trustee for, the reasonable costs and expenses of such defense or representation.

Officers of the Trust

The following table shows information about the current officers of the Trust, including their ages, positions held with the Trust and principal occupations during the past five years (their titles may have varied during that period). Each officer serves at the discretion of the Board. The mailing address of each officer is One Boston Place, 24th Floor, Boston, Massachusetts 02108.

Name (Age) Position(s) Held with the Trust, Address	Length of Time Served	Principal Occupation During Past 5 Years
J. David Officer (60)*, Trustee (Chairman), President and Chief Executive Officer Dreyfus 200 Park Avenue, 55th Fl., New York, NY 10166	Since 2007	Director, Vice Chairman and Chief Operating Officer of Dreyfus; Executive Vice President of BNY Mellon; Director and President of MBSC Securities Corporation
Steven M. Anderson* (43), Vice President, Treasurer and Chief Financial Officer BNY Mellon Asset Management, One Boston Place Boston, MA 02108	Vice President since 1999; Treasurer and Chief Financial Officer since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company LLC
Denise B. Kneeland* (57), Assistant Vice President and Secretary BNY Mellon Asset Management, One Boston Place Boston, MA 02108	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Funds Operations, Standish Mellon Asset Management Company LLC
Janelle E. Belcher (50)* Chief Compliance Officer Founders Asset Management, LLC, 210 University Blvd.	Since 2008

Chief Compliance Officer, Mellon Optima L/S Strategy Fund LLC since 2008; Chief Compliance Officer and Vice President of Compliance, Founders Asset Management, LLC (a wholly-owned indirect subsidiary of BNY Mellon) since 2000; formerly Senior Examiner and Team Leader: Investment Adviser and Investment Company Examinations, U.S.

Name (Age) Position(s) Held with the Trust, Address	Length of Time Served	Principal Occupation During Past 5 Years
Suite 800, Denver, CO 80206-4658		Securities and Exchange Commission 1990 to 2000

________________

* “Interested Person” of the Trust

None of the Trust’s current officers receives compensation from the Trust, except that a portion of the compensation of the Trust’s Chief Compliance Officer, as approved by the Independent Trustees, is paid by the Trust.  The portion of the Chief Compliance Officer’s compensation paid by the Trust amounted to $88,594 in calendar year 2007.

It is expected that following the Effective Date, management will propose that the new Board of Trustees appoint certain persons as officers of the Trust who would, if appointed, succeed certain of the current officers of the Trust (other than Mr. Officer and Ms. Belcher).  These persons are expected to include those listed below.  Other non-executive officers may also be appointed.  The individuals listed below currently serve, in the capacities indicated in the table below, as officers of certain Dreyfus funds currently overseen by the Nominees as trustees or directors of those Dreyfus funds.  It is expected that they would be proposed to serve in the same capacities for the Trust.

Name (Age) Position(s) Held with Dreyfus Funds	Length of Time Served with Dreyfus	Principal Occupation During Past 5 Years
Phillip N. Maisano (61), Executive Vice President	Since 2006	Chief Investment Officer, Vice Chair and a Director of Dreyfus; Chairman and Chief Executive Officer of EACM Advisors 2004 to 2006; Chief Executive Officer of Evaluation Associates 1988 to 2004
James Windels (49), Treasurer	Since 1985	Mutual Fund Accounting Director of Dreyfus
Michael A. Rosenberg (48), Vice President and Secretary	Since 1991	Assistant General Counsel of BNY Mellon
James Bitetto (42), Vice President and Assistant Secretary	Since 1996	Senior Counsel of BNY Mellon; Secretary of Dreyfus
Joni Lacks Charatan (52), Vice President and Assistant Secretary	Since 1988	Senior Counsel of BNY Mellon
Joseph M. Chioffi (46), Vice President and Assistant Secretary	Since 2000	Senior Counsel of BNY Mellon

Name (Age) Position(s) Held with Dreyfus Funds	Length of Time Served with Dreyfus	Principal Occupation During Past 5 Years
Janette E. Farragher (45), Vice President and Assistant Secretary	Since 1984	Assistant General Counsel of BNY Mellon
John B. Hammalian (45), Vice President and Assistant Secretary	Since 1991	Managing Counsel of BNY Mellon
Robert R. Mullery (56), Vice President and Assistant Secretary	Since 1986	Managing Counsel of BNY Mellon
Jeff Prusnofsky (43), Vice President and Assistant Secretary	Since 1990	Managing Counsel of BNY Mellon

Each of the persons named above has consented to act as officer if so appointed.  None of the officers to be proposed for election would receive any compensation from the Trust if so appointed.

The mailing address of each new officer is 200 Park Avenue, New York, NY 10166.

Required Vote

The election of each Nominee must be approved by the affirmative vote of a plurality of the shares of the Trust with all Funds and all classes voting together as a whole, cast in person or by proxy at the Meeting, at which a quorum exists.  Being elected by a plurality of votes means receiving the greater number of votes cast limited by the number of Trustees to be elected. Since the number of Nominees equals the number of Trustees to be elected and no competing slate of nominees has been proposed by any person, it is expected that a Nominee receiving any votes will be elected.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of each Nominee.

PROPOSALS 2(a) and 2(b)

APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS

(Newton International Equity Fund)

Introduction

The Fund’s current investment adviser, Newton, is an indirect wholly-owned subsidiary of BNY Mellon.  Similarly, the Fund’s proposed investment adviser, Dreyfus, is a direct wholly-owned subsidiary of BNY Mellon.  Shareholders of the Fund are being asked to approve:

•

a new investment advisory agreement between the Trust, on behalf of the Fund, and Dreyfus, and

•

a new sub-investment advisory agreement between Dreyfus and Newton with respect to the Fund.

As discussed in the introduction to this Proxy Statement, these changes are being proposed in connection with the larger process currently underway at BNY Mellon to restructure and consolidate BNY Mellon’s mutual fund business to realize cost savings and to take advantage of the Dreyfus organization’s deep mutual fund tradition, expertise and infrastructure.

The selection of Dreyfus as the Fund’s investment adviser and Newton as the Fund’s sub-investment adviser was approved by the Trustees at a meeting held on August 27, 2008, and, if approved by the Fund’s shareholders, would become effective on the Effective Date.

Reasons for Proposals to Approve New Investment Advisory and Sub-Investment Advisory Agreements

As discussed in the Introduction above, it is proposed that Dreyfus serve as the Fund’s investment adviser and that Newton serve as the Fund’s sub-investment adviser.  Both Newton and Dreyfus are under the common control of BNY Mellon.  The Fund’s current portfolio managers and research analysts would remain as employees of Newton.  As a practical matter, assuming shareholders approve the proposed investment advisory agreement with Dreyfus (the “New Advisory Agreement”) and the proposed sub-investment advisory agreement between Dreyfus and Newton (the “New Sub-Investment Advisory Agreement”), Fund shareholders should experience no change in the overall portfolio management of the Fund except that Dreyfus would supervise Newton.  In addition, the Fund’s name would change to Dreyfus/Newton International Equity Fund in order to reflect the fact that Dreyfus w ould be serving as the Fund’s investment adviser.  No shareholder approval is required to change the Fund’s name.

Information Concerning Dreyfus

Dreyfus is located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus managed approximately $327 billion in approximately 180 mutual fund portfolios as of August 31, 2008.  Dreyfus is the primary mutual fund business of BNY Mellon.

Information Concerning Newton

Newton, a member of the Newton Group, was established in 1992 and serves as the Fund’s investment adviser pursuant to an investment advisory agreement (“Current Advisory Agreement”).  Newton is located at 160 Queen Victoria Street, London, EC4V 4LA, England.  The Newton Group manages money for a wide range of clients including small and large institutional investors, as well as charities, private clients and mutual fund clients. As of June 30, 2008, the Newton Group managed approximately $74 billion in assets.

For additional information about Dreyfus and Newton, see Schedule 3.

Proposal 2(a)

Approval of New Investment Advisory Agreement

The Fund’s New Advisory Agreement was unanimously approved by the Trustees, including the Independent Trustees, voting in person at a meeting called for that purpose on August 27, 2008.  The Fund’s Current Advisory Agreement, dated December 21, 2005, as amended from time to time, was initially approved by written consent of sole shareholder, dated December 20, 2005, and its most recent annual continuance was approved by the Trustees on October 30, 2007.

The terms of the New Advisory Agreement are substantially similar to the terms of the Current Advisory Agreement.  The following summary of the New Advisory Agreement is qualified by reference to the form of New Advisory Agreement attached to this Proxy Statement in Exhibit 1.

Both agreements provide that the investment adviser will provide investment management (in the New Advisory Agreement) or “a continuous investment program” (in the Current Advisory Agreement); however, the New Advisory Agreement provides that Dreyfus may hire and supervise at its own expense a sub-investment adviser in performing the “continuous program of investment.”  In addition, Dreyfus undertakes in the New Advisory Agreement to inform the Trust of important developments materially affecting the Fund.  Both agreements have comparable provisions limiting the liability of the adviser for errors in judgment or mistakes of law, but the New Advisory Agreement specifies that Dreyfus will use its “best judgment” in rendering its advisory services, while that provision is not included in the Current Advisory Agreement.  Each of the New Advisory Agreement and Current Advisor y Agreement provides that the adviser will not be liable for loss suffered by the Fund in connection with any investment policy or the purchase, sale or retention of any securities on the recommendation of the adviser; except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the respective Agreement.  The fee calculation provisions are substantially the same, as is the rate to be paid to the adviser.  Both agreements provide that the Fund will pay its own expenses, and while the provisions are substantially the same, the New Advisory Agreement specifies additional examples of expenses to be paid by the Fund.  Both agreements contain provisions limiting recourse for satisfaction of obligations arising under the agreements to the property of the Fund, thereby protecting shareholders and Trustees from claims with respect to such obligations.

The New Advisory Agreement expressly provides that while Dreyfus or Newton may manage multiple funds and accounts with similar investment objectives to the Fund, securities that are suitable for purchase or sale by multiple accounts will be allocated fairly.  There is no similar provision in the Current Advisory Agreement.  It is expressly noted in the New Advisory Agreement that Dreyfus personnel may not be devoted to the Fund on a full time basis, that other entities may have Dreyfus in their name, and that the Trust agrees to cease using the name Dreyfus if Dreyfus ceases to be an adviser for the Fund or other Funds of the Trust.  There is no similar express provision in the Current Advisory Agreement.  The New Advisory Agreement makes Newton (in its capacity as sub-investment adviser) a third party beneficiary of the limitation of liability provisions contained in it.  As noted above, N ewton currently has the benefit of a similar limitation of liabilities provision in its capacity as adviser to the Fund under the Current Advisory Agreement.

The Fund’s investment advisory fee rate will not increase as a result of the approval of this Proposal.  The investment advisory fee, as a percentage of net assets payable by the Fund, will be the same under the New Advisory Agreement as under the Current Advisory Agreement (such rate is set forth below).  If the New Advisory Agreement had been in effect for the Fund’s most recently completed fiscal year, the amount of advisory fees payable to Dreyfus by the Fund would have been identical to those payable to Newton under the Current Advisory Agreement.  There will be no change in the scope or nature of services provided to the Fund.

As noted above, under the New Advisory Agreement, Dreyfus may delegate day-to-day management responsibilities to a sub-investment adviser.  Dreyfus will, subject to shareholder approval of both this Proposal 2(a) and Proposal 2(b) below, retain Newton to be the sub-investment adviser to the Fund.  See Proposal 2(b) below for a detailed explanation of Newton’s duties with respect to the management of the Fund.  Under the New Advisory Agreement, Dreyfus, and not the Fund, would be responsible for Newton’s fees.

The adviser’s activities with respect to the Fund are subject to the review and supervision of the Board, to which the adviser renders periodic reports with respect to the Fund’s investment activities.

Factors Considered by the Board in Approving the New Advisory Agreement

For a description of the factors considered by the Board of Trustees in approving the New Advisory Agreement, see Schedule 8.

Effective Date and Term

If approved by the Fund’s shareholders at the Meeting, the New Advisory Agreement would become effective on the Effective Date.  The New Advisory Agreement would continue in effect until April 4, 2010 and would continue in effect thereafter for successive one year periods as long as each such continuance is approved in accordance with the requirements of the 1940 Act.

The Current Advisory Agreement and the New Advisory Agreement each provide that they may be terminated at any time, without the payment of any penalty, by the Board or by at least a 1940 Act Majority Vote (as defined below) of the shares of the Fund upon not more than 60 days’ notice.  The Current Advisory Agreement provides that it may be terminated upon 60 days’ notice by Newton, while the New Advisory Agreement requires 90 days’ notice by Dreyfus. Both agreements provide that they automatically terminate in the event of their assignment.

For its investment advisory services under the New Advisory Agreement, Dreyfus would be entitled to receive an annual fee, payable monthly, which varies in accordance with the average daily net assets of the Fund.  The advisory fee is accrued daily and will be pro rated if Dreyfus does not act as the Fund’s investment adviser during any entire monthly period.

The annual fee rates under the Current and New Advisory Agreements and the advisory fees paid by the Fund to Newton pursuant to the Current Advisory Agreement for the Fund’s most recent fiscal year end are as follows:

ANNUAL ADVISORY FEE RATE (as a percentage of average daily net assets)	ADVISORY FEES PAID TO NEWTON FOR THE MOST RECENT FISCAL YEAR
0.80%	$255,879*

*  During the fiscal year ended September 30, 2007, Newton voluntarily agreed to waive receipt of its fees and/or reimburse the Fund to the extent necessary to maintain the Fund’s annual operating expenses (excluding Rule 12b-1 fees, shareholder services fees, brokerage commissions, taxes, interest, acquired fund fees and  extraordinary expenses) at 1.15% of the Fund’s average daily net assets.  For the past fiscal year, Newton waived receipt of $95,995 pursuant to this undertaking.  Newton’s voluntary expense waivers/reimbursements can be revoked at any time.  If Proposals 2(a) and 2(b) are approved by Fund shareholders, Dreyfus has voluntarily agreed to continue indefinitely the waivers/reimbursements referred to in this paragraph on the same terms as provided by Newton.  Newton may, and, if appointed, Dreyfus will be able to, revoke the voluntary expense waivers/reimb ursements at any time.

For the most recent fiscal year ended September 30, 2007, the Fund did not pay any brokerage commissions to any affiliate.

Dreyfus acts as adviser with respect to other “international” funds having substantially similar investment policies and strategies as the Fund.  For information about such funds, see Schedule 7.

Required Vote

The New Advisory Agreement must be approved by the affirmative vote of at least “a majority of the outstanding voting securities” of all of the classes of shares of the Fund voting together as a whole, which is defined under the 1940 Act as the lesser of (i) 67% or more of the shares of all of the classes of shares of the Fund voting together and entitled to vote thereon present in person or by proxy at the Meeting if the holders of more than 50% of all of the shares of all classes of outstanding shares in the aggregate are present in person or represented by proxy or (ii) more than 50% of all of the shares of all classes of the Fund’s outstanding shares entitled to vote thereon (a “1940 Act Majority Vote”).  If the shareholders of the Fund do not approve both the New Advisory Agreement and the New Sub-Investment Advisory Agreement, the Current Advisory Agreement will remain in effect.

Recommendation of the Board

The Board recommends that you vote “FOR” the New Advisory Agreement.

Proposal 2(b)

Approval of New Sub-Investment Advisory Agreement

The Fund’s New Sub-Investment Advisory Agreement was unanimously approved by the Trustees, including the Independent Trustees, voting in person at a meeting called for that purpose on August 27, 2008.

The following summary of the New Sub-Investment Advisory Agreement is qualified by reference to the form of New Sub-Investment Advisory Agreement attached to this Proxy Statement in Exhibit 2.

Pursuant to the New Sub-Investment Advisory Agreement, Dreyfus would pay Newton a monthly sub-investment advisory fee, equal on an annual basis to 0.38% of the average daily net assets of the Fund.  The Fund has no responsibility for any fee payable to Newton and would pay advisory fees only to Dreyfus.  The sub-investment advisory fee payable by Dreyfus to Newton may be reduced if Dreyfus’ fees are reduced or if Dreyfus reimburses Fund expenses.

Under the New Sub-Investment Advisory Agreement, Newton would provide the Fund, among other services, with suitable investment management services.  As sub-investment adviser, Newton would supervise and conduct a continuous program of investment, evaluation, and, if appropriate, sale and reinvestment of the Fund’s assets, consistent with the investment policies, objective and restrictions of the Fund.  Newton would bear its own costs of maintaining the staff and personnel necessary for it to perform its obligations under the New Sub-Investment Advisory Agreement, and any other expenses incurred by it in connection with the performance of its duties under the New Sub-Investment Advisory Agreement.

Pursuant to the New Advisory Agreement and New Sub-Investment Advisory Agreement, and under the supervision of Dreyfus and the Board, Newton would be responsible for decisions to buy and sell securities for the Fund as the Fund’s sub-investment adviser.  Newton also would be responsible for placement of the Fund’s portfolio securities and negotiation of commissions, if any, paid on these transactions.

The New Sub-Investment Advisory Agreement provides that Newton will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Dreyfus in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on Newton’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Sub-Investment Advisory Agreement.

Newton acts as adviser or sub-investment adviser with respect to other “international” funds having substantially similar investment policies and strategies as the Fund.  For information about such funds, see Schedule 7.

Factors Considered by the Board in Approving the New Sub-Investment Advisory Agreement

For a description of the factors considered by the Board of Trustees in approving the New Sub-Investment Advisory Agreement, see Schedule 8.

Effective Date and Term

If approved by the Fund’s shareholders at the Meeting, the New Sub-Investment Advisory Agreement would become effective on the Effective Date. The New Sub-Investment Advisory Agreement would continue in effect until April 4, 2010 and would continue in effect thereafter for successive one year periods as long as each such continuance is approved in accordance with the requirements of the 1940 Act. The New Sub-Investment Advisory Agreement may be terminated at any time without penalty (i) by Dreyfus upon 60 days’ notice to Newton, (ii) by the Trust’s Board or by a 1940 Act Majority Vote upon 60 days’ notice to Newton, or (iii) by Newton upon not less than 90 days’ notice to the Trust and Dreyfus. In addition, the New Sub-Investment Advisory Agreement automatically terminates in the event of its assignment.

Required Vote

The New Sub-Investment Advisory Agreement must be approved by at least a 1940 Act Majority Vote (as defined above). If the shareholders of the Fund do not approve both the New Advisory Agreement and the New Sub-Investment Advisory Agreement, the Current Advisory Agreement will remain in effect.

Recommendation of the Board

The Board recommends that you vote “FOR” the New Sub-Investment Advisory Agreement.

PROPOSAL 3

APPROVAL TO AMEND CERTIFICATE OF DESIGNATION

The Boston Company Large Cap Core Fund

The Boston Company Small/Mid Cap Growth Fund

The Boston Company Small Cap Growth Fund

The Boston Company Small Cap Tax-Sensitive Equity Fund

Standish Mellon Intermediate Tax Exempt Bond Fund

Standish Mellon Fixed Income Fund

Standish Mellon Global Fixed Income Fund

Standish Mellon International Fixed Income Fund

Introduction

Shareholders of the Proposal Three Funds are being asked to approve an amendment to the Certificate of Designation with respect to the Proposal Three Funds.  The proposed amendment to the Certificate of Designation would authorize the Trustees to liquidate any of the Proposal Three Funds or a class thereof with a majority vote of the Trustees without shareholder approval if the Trustees determine that the continuation of such a Fund or a class thereof is not in the best interests of the shareholders of the Fund as a result of factors or events adversely affecting the ability of the Fund or a class thereof to conduct its business in an economically viable manner.  If approved, this would cause the liquidation provisions of the Proposal Three Funds to be identical to the liquidation provisions of the other Funds.

Reasons for Proposal to Amend Certificate of Designation

The Board recommends that you vote in favor of this proposal for the following reasons:

•

The amendment will avoid the time and expense of a shareholder meeting and permit the Board to act quickly if the Board were to determine it is in the best interests of the shareholders to liquidate a Proposal Three Fund.

•

The amendment will make the Certificates of Designation for the Proposal Three Funds consistent with other more recent Certificates of Designation for other Funds, which authorize the Trustees to liquidate those Funds by a majority vote.

Summary of Current Provision and Proposed Amendment

•

The current provision and the proposed amendment to each Certificate of Designation for the Proposal Three Funds are set forth below.  Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Certificate of Designation, as applicable.

Current Provision	Proposed Amendment

Liquidation.  In the event of the liquidation or dissolution of the Trust or the liquidation of the Fund, the Shareholders of the Fund shall be entitled to receive, when and as declared by the Trustees, the excess of Fund Assets over the liabilities of the Fund.  The assets so distributable to the Shareholders of the Fund shall be distributed among such Shareholders in proportion to the number of Shares of the Fund held by them and recorded on the books of the Trust.  The liquidation of the Fund may be authorized by vote of a Majority of the Trustees, subject to the affirmative vote of “a majority of the outstanding voting securities” of the Fund, as the quoted phrase is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), determined in accordance with clause (iii) of the definition of “Majority Shareholder Vote” in Section 1.4 of the Declaration of Trust.

Liquidation.  In the event of the liquidation or dissolution of the Trust or the liquidation of the Fund, the Shareholders of the Fund shall be entitled to receive, when and as declared by the Trustees, the excess of the Fund Assets over the liabilities of the Fund.  The assets so distributable to the Shareholders of the Fund shall be distributed among such Shareholders in proportion to the number of Shares of the Fund held by them and recorded on the books of the Trust.  The Fund or any class thereof may be terminated by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting or action of Shareholders of the Fund or class thereof; provided, however, that if such termination is recommended by the Trustees, either (i) a Majority Shareholder Vote shall be sufficient to authorize such liquidation, or (ii) the affirmative vote of a majority of the Trustees having determined that the continuation of the Fund or class thereof is not in the best interests of the Shareholders of the Fund or class as a result of factors or events adversely affecting the ability of the Fund or class to conduct its business in an economically viable manner shall be sufficient to authorize such liquidation.  Such factors and events may include (but are not limited to) the inability of the Fund or class to maintain its assets at an appropriate size, changes in laws or regulations governing the Fund or class or affecting assets of the type in which the Fund invests or economic developments or trends having a significant adverse impact on the business or operation of the Fund or class.

Currently, there is no intention to liquidate any of the Proposal Three Funds.

Required Vote

Proposal 3 must be approved by at least a 1940 Act Majority Vote (as defined above) of the outstanding voting securities for each Proposal Three Fund, voting separately.  If any particular Proposal Three Fund does not obtain the necessary shareholder votes, the Trustees will consider what further action to take consistent with their fiduciary duties to such Fund; however, obtaining or the failure to obtain the approval of shareholders of any one Fund will not affect any other Fund.

Recommendation of the Board

The Board recommends that you vote “FOR” approval of the amendment to the Certificate of Designation.

INFORMATION CONCERNING THE MEETINGS

Proxies, Quorum and Voting at the Meetings

Only shareholders of record as of the Record Date are entitled to notice of and to vote at the Meetings with respect to their Fund.  A majority of the outstanding shares of the Trust that are entitled to vote will be considered a quorum for the transaction of business at the Meetings, except that (i) a majority of the outstanding shares of Newton International Equity Fund that are entitled to vote will be considered a quorum for the transaction of business at the Meeting with respect to Proposals 2 (a) and 2(b) and (ii) a majority of the outstanding shares of each of the Proposal Three Funds will be considered a quorum for the transaction of business at the Meeting of those Funds with respect to Proposal 3.  Each Proposal Three Fund will vote separately with respect to Proposal 3.

Shareholders may use the enclosed Proxy Card if they are unable to attend the applicable Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting.  Any shareholder that has given his or her Proxy has the power to revoke that Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a notice of revocation to the secretary of the Trust.  In addition, although mere attendance at a Meeting will not revoke a Proxy, a shareholder present at a Meeting may withdraw his or her Proxy and vote in person on a proposal to be voted on at that Meeting.  All properly executed and unrevoked Proxies received in time for a Meeting will be voted in accordance with the instructions contained in the Proxies.  If no instruction is given, the persons named as proxies or their designees will vote the shares represented thereby in favor of Proposal s 1, 2(a), 2(b) and 3 as described above and will use their best judgment in connection with the transaction to vote on such other business as may properly come before such Meeting or any adjournment thereof. There will be no cumulative voting in the election of Trustees.

In the event that, at the time a Meeting is called to order, a quorum of the Trust or the relevant Fund, as applicable, is not present in person or by Proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the applicable Meeting to a later date.  In the event that a quorum is present but sufficient votes in favor of any proposal have not been received, the persons named as proxies may propose one or more adjournments of the applicable Meeting to permit further solicitation of Proxies with respect to such proposal.  Any such adjournment will require the affirmative vote of more than one half of the shares of the Trust or the relevant Fund, as applicable, present in person or by Proxy and voting on that particular proposal at the Meeting to be adjourned.  The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such pro posal in favor of such an adjournment and will vote those Proxies required to be voted against any such proposal against any such adjournment.  A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.  Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Shares of each Fund represented in person or by Proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at each Meeting.  Accordingly, an abstention from voting has the same effect as a vote against each of Proposals 2(a), 2(b) and 3.  However, if a broker or nominee holding shares in “street name” indicates on the Proxy Card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal.  Thus, a “broker non-vote” has no effect on the voting in determining whether a proposal has been adopted by 67% or more of the Trust’s (or a Fund’s, as the case may be) shares present at the second Meeting, if more than 50% of the outstanding shares (excluding the “broker non-votes”) of the Trust (or that Fund) are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of a Fund, a “broker non-vote” has the same effect as a vote against that proposal because shares represented by a “broker non-vote” are considered to be outstanding shares.

Method of Solicitation and Expenses

The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying Proxy Card, as well as the costs associated with the proxy solicitation, will be borne by BNY Mellon or its affiliates. In addition to soliciting proxies by mail, the Funds may have one or more of the officers or representatives of the Trust, BNY Mellon affiliates or compensated third-party agents, aid in the solicitation of proxies by personal interview, telephone or other electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. The Trust has retained Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies. The estimated cost for Broadridge’s proxy solicitation services is approximately $106,000 which will be borne by BNY Mellon or its affiliates.  Shareholders who have not voted their proxies in a timely manner may receive a telephone call from the officers or representatives of the Trust, a BNY Mellon affiliate or Broadridge in an effort to urge them to vote.

Persons holding shares as nominees will be reimbursed by BNY Mellon affiliates, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

Householding

If you have previously given the Trust consent to do so, the Trust may send a single Proxy Statement (with a Proxy Card for each account subject to the consent) to your residence for you and any other member of your household who has an account with the Trust.  If you wish to revoke your consent to this practice, you may do so by notifying your Fund, by phone or in writing by using the telephone number and address on page 1 of this Proxy Statement.  If you notify the Trust that you wish to revoke such consent, the Trust will begin mailing separately future proxy statements, prospectuses and shareholder reports, if any, to you within 30 days after receiving your notice.

Other Business

While the Meetings have been called to transact any business that may properly come before them, the only matters that the Trustees intend to present for the Funds are those matters stated in the attached Notice of Special Meetings of Shareholders.  However, if any additional matters properly come before the Meetings, and on all matters incidental to the conduct of the Meetings, it is the intention of the persons named in the enclosed Proxy or their designees to vote the Proxy in accordance with their judgment on such matters unless instructed to the contrary.

Proposals by Shareholders

Neither the Trust nor any Fund is required to hold annual meetings of shareholders, and neither the Trust nor any Fund currently intends to hold an annual meeting of shareholders in 2008.  Shareholder proposals to be presented at any next meeting of shareholders of the Trust or a Fund, whenever held, must be received at the Trust’s principal executive offices, which will be at One Boston Place, Boston, Massachusetts 02108 until the Effective Date, and 200 Park Avenue, New York, NY 10166, thereafter, a reasonable time prior to any such Trustees’ solicitation of proxies for any such meeting.  The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included.  Shareholder proposals are subject to certain regulations under the federal securities laws.

Information about the Funds’ Service Providers

Standish Mellon Asset Management Company LLC (“Standish”) currently serves as investment adviser to the following Funds: Standish Mellon Intermediate Tax Exempt Bond Fund, Standish Mellon Fixed Income Fund, Standish Mellon Global Fixed Income Fund and Standish Mellon International Fixed Income Fund.  Standish is located at One Boston Place, Boston, Massachusetts 02108.

The Boston Company Asset Management, LLC (“TBCAM”) currently serves as investment adviser to the following Funds: The Boston Company Large Cap Core Fund, The Boston Company Small/Mid Cap Growth Fund, The Boston Company Small Cap Growth Fund, The Boston Company Small Cap Value Fund, The Boston Company Small Cap Value Fund II, The Boston Company Small Cap Tax-Sensitive Equity Fund, The Boston Company International Core Equity Fund, The Boston Company International Small Cap Fund and The Boston Company Emerging Markets Core Equity Fund.  TBCAM is located at One Boston Place, Boston, Massachusetts 02108.

Mellon Capital Management Corporation currently serves as investment adviser to the following funds: Mellon Capital Large Cap Growth Fund and Mellon Capital Micro Cap Fund.  Mellon Capital Management Corporation is located at 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258.

Newton currently serves as investment adviser to Newton International Equity Fund.  Newton is located at 160 Queen Victoria Street, London, EC4V 4LA, England.

The Bank of New York Mellon (“BNYM”) serves as each Fund’s custodian and provides each Fund with fund accounting and administration services.  BNYM is located at One Wall Street,

New York, New York 10286.  For the fiscal year ended December 31, 2007, the Trust paid BNYM $4,065,879 in fees for custody, fund accounting and administrative services.  Dreyfus Transfer, Inc. serves as each Fund’s transfer agent.  Dreyfus Transfer, Inc. is located at 200 Park Avenue, New York, New York, 10166.  For the fiscal year ended December 31, 2007, the Trust paid Dreyfus Transfer, Inc. $318,687 in fees for transfer agency services.  MBSC Securities Corporation serves as each Fund’s principal underwriter.  MBSC Securities Corporation is located at 200 Park Avenue, New York, New York 10166. Dreyfus Transfer, Inc. and MBSC Securities Corporation will continue to provide the services described above, and BNYM will continue to serve as custodian and administrator, if the New Advisory Agreement and New Sub-Investment Advisory Agreement are approved by shareholders.

SCHEDULE 1

COMPENSATION OF TRUSTEES AND NOMINEES

COMPENSATION OF TRUSTEES (for the most recent fiscal year end of each Fund)

Fund	Fiscal Year End	Samuel C. Fleming	Benjamin M. Friedman	John H. Hewitt	Caleb Loring III	J. David Officer
The Boston Company Large Cap Core Fund	9/30	$3,098	$3,098	$3,098	$3,209	$0
The Boston Company Small/Mid Cap Growth Fund	9/30	$695	$695	$695	$717	$0
The Boston Company Small Cap Growth Fund	9/30	$2,007	$2,007	$2,007	$2,101	$0
The Boston Company Small Cap Value Fund	9/30	$5,538	$5,538	$5,538	$6,316	$0
The Boston Company Small Cap Value Fund II	9/30	$0	$0	$0	$0	$0
The Boston Company Small Cap Tax-Sensitive Equity Fund	9/30	$3,240	$3,240	$3,240	$3,447	$0
The Boston Company International Core Equity Fund	9/30	$14,195	$14,195	$14,195	$17,011	$0
The Boston Company International Small Cap Fund	9/30	$9,275	$9,275	$9,275	$10,460	$0
The Boston Company Emerging Markets Core Equity Fund	9/30	$649	$649	$649	$657	$0
Newton International Equity Fund	9/30	$752	$752	$752	$793	$0
Mellon Capital Large Cap Growth Fund	9/30	$648	$648	$648	$656	$0

Fund	Fiscal Year End	Samuel C. Fleming	Benjamin M. Friedman	John H. Hewitt	Caleb Loring III	J. David Officer
Mellon Capital Micro Cap Fund	9/30	$645	$645	$645	$650	$0
Standish Mellon Intermediate Tax Exempt Bond Fund	9/30	$3,089	$3,089	$3,089	$3,237	$0
Standish Mellon Fixed Income Fund	12/31	$4,862	$4,862	$4,862	$5,402	$0
Standish Mellon Global Fixed Income Fund	12/31	$1,264	$1,264	$1,264	$1,306	$0
Standish Mellon International Fixed Income Fund	12/31	$1,426	$1,426	$1,426	$1,519	$0
Retirement Benefits Accrued as Part of Funds’ Expense	---	$0	$0	$0	$0	$0
Total Compensation From 16 Funds in the Trust	---	$56,875	$56,875	$56,875	$63,125	$0
Total Compensation from Trust and Fund Complex (one other investment company)	---	$69,875	$69,875	$69,875	$78,125	$0

COMPENSATION OF NOMINEES

Each of the Nominees currently serves as a trustee or director of certain Dreyfus funds.  In these capacities, each Nominee receives a $45,000 annual retainer for service on the boards of such funds in the aggregate, plus $6,000 per joint board meeting attended of such funds, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $1,500 for board meetings and separate committee meetings attended that are conducted by telephone.  These Dreyfus funds also reimburse each Nominee for travel and out-of-pocket expenses.  With respect to board meetings of such funds, Mr. DiMartino, the Chairman of the boards of the funds, receives an additional 25% of such compensation (with the exception of reimbursable amounts).  The Chair of the compensation committee receives $900 per compensation committee meeting and, prior to April 12, 2008, the Chair of the audit committee received $1,350 per audit committee meeting.  Effective April 12, 2008, the Chair of the audit committee receives no compensation for attending audit committee meetings.

SCHEDULE 2

SHARES OWNED BY TRUSTEES AND NOMINEES

The following table shows the dollar range of shares owned by the current Trustees in each of the Funds and the Fund Complex as of June 30, 2008.

Current Trustees
Fund	Samuel C. Fleming	Benjamin M. Friedman	John H. Hewitt	Caleb Loring III	J. David Officer
The Boston Company Large Cap Core Fund	$0	$0	$0	$0	$0
The Boston Company Small/Mid Cap Growth Fund	$10,001-$50,000	$0	$0	$0	$0
The Boston Company Small Cap Growth Fund	$0	$0	$0	$0	$0
The Boston Company Small Cap Value Fund	$0	$0	Over $100,000	$0	$0
The Boston Company Small Cap Value Fund II	$0	$0	$0	$0	$0
The Boston Company Small Cap Tax-Sensitive Equity Fund	$0	$50,001-$100,000	$0	$0	$0
The Boston Company International Core Equity Fund	$10,001-$50,000	$0	Over $100,000	$0	$0
The Boston Company International Small Cap Fund	$10,001-$50,000	$0	$0	$0	$0
The Boston Company Emerging Markets Core Equity Fund	$10,001-$50,000	$0	$0	$0	$0
Newton International Equity Fund	$0	$0	$0	$0	$0

Current Trustees
Fund	Samuel C. Fleming	Benjamin M. Friedman	John H. Hewitt	Caleb Loring III	J. David Officer
Mellon Capital Large Cap Growth Fund	$0	$0	$0	$0	$0
Mellon Capital Micro Cap Fund	$0	$0	$0	$0	$0
Standish Mellon Intermediate Tax Exempt Bond Fund	$0	$0	$0	$0	$0
Standish Mellon Fixed Income Fund	$0	$0	$0	$0	$0
Standish Mellon Global Fixed Income Fund	$0	$0	$0	$0	$0
Standish Mellon International Fixed Income Fund	$0	$50,001-$100,000	$0	$0	$0
Aggregate Dollar Range of shares in Trust and Fund Complex	Over $100,000	Over $100,000	Over $100,000	$0	$0

As the following table shows, none of the Nominees owned shares of any Fund as of June 30, 2008. Mr. Joseph S. DiMartino and Mr. James M. Fitzgibbons each owned in excess of $100,000 in shares of funds in the Dreyfus family of funds for which they serve as Board members.  The other Nominees owned none.  Each of these Nominees has undertaken to acquire by December 1, 2008 a personal ownership position in shares of the funds they oversee (and/or would oversee if elected to the Trust’s Board) having an aggregate value of at least $50,000.

Nominees
Fund	Joseph S. DiMartino	James M. Fitzgibbons	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley
The Boston Company Large Cap Core Fund	$0	$0	$0	$0	$0	$0

Nominees
Fund	Joseph S. DiMartino	James M. Fitzgibbons	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley
The Boston Company Small/Mid Cap Growth Fund	$0	$0	$0	$0	$0	$0
The Boston Company Small Cap Growth Fund	$0	$0	$0	$0	$0	$0
The Boston Company Small Cap Value Fund	$0	$0	$0	$0	$0	$0
The Boston Company Small Cap Value Fund II	$0	$0	$0	$0	$0	$0
The Boston Company Small Cap Tax-Sensitive Equity Fund	$0	$0	$0	$0	$0	$0
The Boston Company International Core Equity Fund	$0	$0	$0	$0	$0	$0
The Boston Company International Small Cap Fund	$0	$0	$0	$0	$0	$0
The Boston Company Emerging Markets Core Equity Fund	$0	$0	$0	$0	$0	$0
Newton International Equity Fund	$0	$0	$0	$0	$0	$0
Mellon Capital Large Cap Growth Fund	$0	$0	$0	$0	$0	$0
Mellon Capital Micro Cap Fund	$0	$0	$0	$0	$0	$0

Nominees
Fund	Joseph S. DiMartino	James M. Fitzgibbons	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley
Standish Mellon Intermediate Tax Exempt Bond Fund	$0	$0	$0	$0	$0	$0
Standish Mellon Fixed Income Fund	$0	$0	$0	$0	$0	$0
Standish Mellon Global Fixed Income Fund	$0	$0	$0	$0	$0	$0
Standish Mellon International Fixed Income Fund	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of shares in Trust and Fund Complex	Over $100,000	Over $100,000	$0	$0	$0	$0

SCHEDULE 3

INFORMATION ABOUT THE INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER

The Dreyfus Corporation (“Dreyfus”) is proposed to be appointed as investment adviser for Newton International Equity Fund.  Dreyfus is located at 200 Park Avenue, New York, New York 10166. The following constitute the members of the Board of Directors of Dreyfus and their principal occupations as of June 30, 2008:

Name	Principal Occupation(s)
Jonathan M. Little	Executive, The Bank of New York Mellon Corporation and Director (Chair), Dreyfus
Jonathan R. Baum	Chief Executive Officer and a Director, Dreyfus
J. Charles Cardona	President and a Director, Dreyfus
Diane P. Durnin	Vice Chair and a Director, Dreyfus
Phillip N. Maisano	Chief Investment Officer, Vice Chair and a Director, Dreyfus
J. David Officer	Chief Operating Officer, Vice Chair and a Director, Dreyfus
Mitchell E. Harris	Executive, The Bank of New York Mellon Corporation and Director, Dreyfus
Ronald P. O’Hanley III	Executive, The Bank of New York Mellon Corporation and Director, Dreyfus
Scott E. Wennerholm	Executive, The Bank of New York Mellon Corporation and Director, Dreyfus

The address of each director of Dreyfus is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

Newton Capital Management Limited (“Newton”) is the current investment adviser to Newton International Equity Fund and is proposed to be appointed as sub-investment adviser to the Fund.  Newton is located at BNY Mellon Financial Centre, 160 Queen Victoria Street, London, EC4V 4LA, England. The following constitute the members of the Board of Directors of Newton and their principal occupations as of June 30, 2008:

Name	Principal Occupation(s)
Guy C. Christie	Director, Newton
Andrew Downs	Chief Operating Officer and Director, Newton
Jeff Munroe	Chief Investment Officer and Director, Newton
Helena Morrissey	Executive, The Bank of New York Mellon Corporation and Chief Executive Officer and Director, Newton
Kate Turner	Chief Compliance Officer, Chief Risk Officer and Director, Newton

The address of each director of Newton is c/o Newton Capital Management Limited, 160 Queen Victoria Street, London, EC4V 4LA, England.

SCHEDULE 4

5% SHARE OWNERSHIP AND NUMBER OF SHARES OUTSTANDING

As of June 30, 2008, to the best knowledge of each Fund, the following persons owned of record the amounts indicated of the shares of the class of the Fund indicated. The table also lists, as of June 30, 2008, the total number of shares outstanding for each class of each Fund.

Fund	Class	5% Ownership				Total Number of Outstanding Shares in Class
		Name	Address	% of Class Owned	Number of Shares owned
The Boston Company Large Cap Core Fund	N/A	SEI Private Trust Company C/O Mellon Bank	Attn Mutual Funds Administrator One Freedom Valley Drive Oaks PA 19456	39.0%	970,071.720	2,488,337.611
	N/A	SEI Private Trust Company C/O Mellon Bank	Attn Mutual Funds Administrator One Freedom Valley Drive Oaks PA 19456	31.5%	784,925.634	2,488,337.611
The Boston Company Small/Mid Cap Growth Fund	N/A	GPC Securities INC as Agent for Reliance Trust Co Cust Regions Morgan Keegan TR FBO Regions Finan Corp 401K	P O Box 105117 Atlanta GA 30348-5117	35.9%	2,020,348.776	5,626,175.819
	N/A	National Financial Svcs Corp For Exclusive Benefit of our Customers	200 Liberty Street New York NY 10281-1003	30.9%	1,737,418.212	5,626,175.819
	N/A	FM Global Pension Plan- Equities	P O Box 9198 225 Wyman St Waltham, MA 02454	15.2%	854,434.001	5,626,175.819

Fund	Class	5% Ownership				Total Number of Outstanding Shares in Class
		Name	Address	% of Class Owned	Number of Shares owned
The Boston Company Small Cap Growth Fund	N/A	Patterson & Co Omnibus Cash Cash	1525 West WT Harris Blvd Charlotte NC 28288-001	32.6%	1,392,512.816	4,270,419.864
	N/A	National Financial Svcs Corp For Exclusive Benefit of our Customers	200 Liberty Street New York NY 10281-1003	16.9%	722,000.177	4,270,419.864
	N/A	Patterson & Co Omnibus Cash Reinvest	1525 West WT Harris Blvd Charlotte NC 28288-001	9.3%	395,199.985	4,270,419.864
The Boston Company Small Cap Value Fund	N/A	National Financial Svcs Corp For Exclusive Benefit of our Customers	200 Liberty Street New York NY 10281-1003	20.0%	5,817,571.911	29,077,274.442
	N/A	Patterson & Co Omnibus C/C/C	1525 West WT Harris Blvd Charlotte NC 28288-001	11.6%	3,384,833.839	29,077,274.442
	N/A	Calhoun & Co	PO Box 75000 M/C #3446 Detroit MI 48275-0001	8.8%	2,554,651.462	29,077,274.442
	N/A	Patterson & Co Portfolio Strategies Cash Cash	1525 West WT Harris Blvd Charlotte NC 28288-001	7.8%	2,280,692.303	29,077,274.442
	N/A	T. Rowe Price Retirement Plan Srvcs. Inc. FBO Retirement Plan Clients	4515 Painters Mill Rd Owings Mills MD 21117-4903	5.8%	1,691,995.163	29,077,274.442

Fund	Class	5% Ownership				Total Number of Outstanding Shares in Class
		Name	Address	% of Class Owned	Number of Shares owned
The Boston Company Small Cap Value Fund II	N/A	Wells Fargo Bank NA FBO Diocese of Oakland – Mutual Fund	PO Box 1533 Minneapolis MN 55480-1533	30.6%	112,335.900	367,699.108
	N/A	Wells Fargo Bank NA FBO Diocese of Oakland Cem - Int	PO Box 1533 Minneapolis MN 55480-1533	23.2%	85,426.799	367,699.108
	N/A	Wells Fargo Bank NA FBO Diocese of Oakland – Lay MPP-INL	PO Box 1533 Minneapolis MN 55480-1533	21.2%	78,080.795	367,699.108
The Boston Company Small Cap Tax-Sensitive Equity Fund	N/A	Charles Schwab Co Inc Special Custody Account For Benefit of Customers	101 Montgomery St Attn Mutual Funds San Francisco CA 94104-4151	44.0%	3,887,129.906	8,842,377.819
	N/A	SEI c/o Suntrust Bank	Attn Mutual Funds Administrator One Freedom Valley Drive Oaks PA 19456	21.3%	1,884,879.262	8,842,377.819
	N/A	SEI Private Trust Company c/o Suntrust Bank	Attn Mutual Funds Administrator One Freedom Valley Drive Oaks PA 19456	6.7%	589,668.826	8,842,377.819

SCHEDULE 5

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trustees, including a majority of the Independent Trustees, of the Trust have selected PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm for the Funds. PWC, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Funds.

The Audit Committee approved the engagement of PWC as each Fund’s independent registered public accounting firm for that Fund’s most recent fiscal year, as well as for the current fiscal year. A majority of the Trust’s Trustees, including a majority of the Independent Trustees, approved the appointment of PWC, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PWC on each Fund’s financial statements for each of the last two fiscal years audited by PWC contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PWC during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PWC, would have caused them to make reference thereto in their reports on the financial statements for such years.

Representatives of PWC will not be present at the Meetings.

Schedule 6 of this Proxy Statement sets forth for each Fund, for each of the two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Schedule 6 is presented under the following captions:

(a)  Audit Fees -- fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b)  Audit-Related Fees -- fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)  Tax Fees -- fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d)  All Other Fees -- fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The Audit Committee Pre-approval Policies can be found in Exhibit 4. For each Fund’s two most recent fiscal years, there were no services rendered by PWC to the Funds for which the pre-approval requirement was waived.

The following table sets forth non-audit fees billed by PWC for services rendered to the Trust and any investment adviser to any Fund or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust for each Fund’s two most recent fiscal years.

Trust	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
The Boston Company Large Cap Core Fund	9/30	$12,205	$11,625
The Boston Company Small/Mid Cap Growth Fund	9/30	$12,205	$11,625
The Boston Company Small Cap Growth Fund	9/30	$12,205	$11,625
The Boston Company Small Cap Value Fund	9/30	$18,320	$17,450
The Boston Company Small Cap Value Fund II	9/30	$11,200	$2,125
The Boston Company Small Cap Tax-Sensitive Equity Fund	9/30	$12,205	$11,625
The Boston Company International Core Equity Fund	9/30	$20,080	$19,125
The Boston Company International Small Cap Fund	9/30	$20,080	$19,125
The Boston Company Emerging Markets Core Equity Fund	9/30	$13,125	$13,700
Newton International Equity Fund	9/30	$13,780	$13,125
Mellon Capital Large Cap Growth Fund	9/30	$12,205	$11,625

Trust	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
Mellon Capital Micro Cap Fund	9/30	$12,205	$11,625
Standish Mellon Intermediate Tax Exempt Bond Fund	9/30	$10,720	$10,210
Standish Mellon Fixed Income Fund	12/31	$18,085	$17,225
Standish Mellon Global Fixed Income Fund	12/31	$18,350	$17,475
Standish International Fixed Income Fund	12/31	$18,110	$17,250
Affiliates	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
The Bank of New York Mellon	12/31	$16,699,933	$7,175,000
MBSC Securities Corporation	12/31	0	0
Standish Mellon Asset Management Company LLC	12/31	0	0
The Boston Company Asset Management LLC	12/31	0	0
Mellon Capital Management Corporation	12/31	0	0
Newton Capital Management Limited	12/31	0	0
The Dreyfus Corporation	12/31	$95,000	$90,000
Funds advised by various affiliates of The Bank of New York Mellon	Various	$308,615	$255,815

The Audit Committee has considered whether the provision of non-audit services that were rendered by PWC to each Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by PWC to each Fund, each investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, that were required to be pre-approved were pre-approved as required.

SCHEDULE 6

AUDIT FEES, AUDIT-RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following tables set forth, with respect to each Fund, audit fees, audit-related fees, tax fees and all other fees paid to the Fund’s independent registered public accounting firm for the two most recent fiscal years.

Audit Fees and Audit-Related Fees

Trust	Fiscal Year End	Audit Fees		Audit-Related Fees
		Most Recent Fiscal Year ($)	Prior Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
The Boston Company Large Cap Core Fund	9/30	29,285	33,318	3,133	3,000
The Boston Company Small/Mid Cap Growth Fund	9/30	27,285	25,837	3,133	3,000
The Boston Company Small Cap Growth Fund	9/30	29,285	33,287	3,133	3,000
The Boston Company Small Cap Value Fund	9/30	29,285	40,278	3,133	3,000
The Boston Company Small Cap Value Fund II	9/30	27,282	0	2,000	0
The Boston Company Small Cap Tax-Sensitive Equity Fund	9/30	24,470	23,790	3,133	3,000
The Boston Company International Core Equity Fund	9/30	35,115	46,703	3,133	3,000
The Boston Company International Small Cap Fund	9/30	35,115	44,020	3,133	3,000
The Boston Company Emerging Markets Core Equity Fund	9/30	33,115	31,300	3,133	2,000
Newton International Equity Fund	9/30	33,115	31,449	3,133	3,000

Trust	Fiscal Year End	Audit Fees		Audit-Related Fees
		Most Recent Fiscal Year ($)	Prior Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
Mellon Capital Large Cap Growth Fund	9/30	27,282	25,756	3,133	3,000
Mellon Capital Micro Cap Fund	9/30	27,282	25,775	3,134	2,000
Standish Mellon Intermediate Tax Exempt Bond Fund	9/30	20,360	19,656	3,134	3,000
Standish Mellon Fixed Income Fund	12/31	92,979	65,279	3,134	3,000
Standish Mellon Global Fixed Income Fund	12/31	94,584	56,208	3,134	3,000
Standish Mellon International Fixed Income Fund	12/31	76,137	40,967	3,134	3,000

Tax Fees and All Other Fees

Trust	Fiscal Year End	Tax Fees		All Other Fees
		Most Recent Fiscal Year ($)	Prior Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
The Boston Company Large Cap Core Fund	9/30	8,925	8,500	0	0
The Boston Company Small/Mid Cap Growth Fund	9/30	8,925	8,500	0	0
The Boston Company Small Cap Growth Fund	9/30	8,925	8,500	0	0
The Boston Company Small Cap Value Fund	9/30	15,591	8,500	0	0
The Boston Company Small Cap Value Fund II	9/30	8,900	0	0	0
The Boston Company Small Cap Tax-Sensitive Equity Fund	9/30	8,925	8,500	0	0

Trust	Fiscal Year End	Tax Fees		All Other Fees
		Most Recent Fiscal Year ($)	Prior Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year ($)
The Boston Company International Core Equity Fund	9/30	20,891	9,500	0	0
The Boston Company International Small Cap Fund	9/30	20,891	9,500	0	0
The Boston Company Emerging Markets Core Equity Fund	9/30	10,500	8,000	0	0
Newton International Equity Fund	9/30	10,500	10,000	0	0
Mellon Capital Large Cap Growth Fund	9/30	8,925	8,500	0	0
Mellon Capital Micro Cap Fund	9/30	8,925	6,500	0	0
Standish Mellon Intermediate Tax Exempt Bond Fund	9/30	7,439	7,085	0	0
Standish Mellon Fixed Income Fund	12/31	15,025	13,750	0	0
Standish Mellon Global Fixed Income Fund	12/31	15,286	14,000	0	0
Standish Mellon International Fixed Income Fund	12/31	15,076	13,800	0	0

SCHEDULE 7

INTERNATIONAL FUNDS ADVISED BY DREYFUS AND NEWTON

Dreyfus-Advised International Funds
Fund	Fund Assets (as of 6/27/08)	Contractual Management Fee	Fee Waiver/ Reduction, if any
Dreyfus Premier International Growth Fund	$45 million	0.75%	Effective September 14, 2007, Dreyfus has agreed to waive 25% of the fund’s management fee through September 13, 2008.
Dreyfus Premier International Value Fund	$395 million	1.00%	None
International Stock Fund	$146 million	0.85%

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 31, 2009, so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25% of the fund’s average daily net assets.

Systematic International Equity Fund	$10 million	0.80%

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until October 31, 2008, so that the direct operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the fund’s average daily net assets.

Dreyfus Variable Investment Fund: International Equity Portfolio[1]	$85 million	0.75%	None
Dreyfus Variable Investment Fund: International Value Portfolio[1]	$148 million	1.00%	None

________________
1 Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.

Newton – Sub-Advised International Funds[1]
Fund	Fund Assets (as of 6/27/08)	Contractual Sub-advisory Fee	Fee Waiver/ Reduction, if any
Dreyfus Variable Investment Fund: International Equity Portfolio[2]	$85 million	0.35% of the first $100 million 0.30% of the next $900 million 0.26% of the next $500 million 0.20% over $1.5 billion	None
Dean International Fund	$17.9 million	0.50%

Dean Investment Associates, LLC (“Dean”), the fund’s adviser, has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 31, 2009, so that the direct operating expenses of the fund (excluding brokerage fees and commissions, borrowing costs, taxes, extraordinary expenses and any indirect expenses) do not exceed 1.85% of the fund’s average daily net assets.

________________
1Newton manages each of the funds listed in this table as sub-investment adviser. Each fund’s investment adviser (not the fund) has agreed to pay Newton its sub-advisory fee, as set forth in the table.

2Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.

SCHEDULE 8

FACTORS CONSIDERED BY THE BOARD IN APPROVING THE NEW INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS

Background and Summary

The 1940 Act requires that the Board of Trustees, including a majority of the Trustees who are not affiliated with Newton International Equity Fund (the “Fund”), any investment adviser to the Fund or the principal underwriter (the “Independent Trustees”), voting separately, approve the Fund’s advisory agreements and the related fees.

At their meeting held on August 27, 2008, the Independent Trustees approved a new investment advisory agreement (the “New Advisory Agreement”) between Mellon Institutional Funds Investment Trust (the “Trust”), on behalf of the Fund, and The Dreyfus Corporation (“Dreyfus” or an “Adviser”) and a new sub-investment advisory agreement (the “New Sub-Investment Advisory Agreement”) between Dreyfus and Newton Capital Management Limited (“Newton” or an “Adviser”) with respect to the Fund and recommended that the shareholders of the Fund vote to approve each of the agreements.  (Dreyfus and Newton are collectively referred to as the “Advisers”).

Subject to shareholder approval, these new agreements would replace the existing investment advisory agreement between the Trust, on behalf of the Fund, and Newton (the “Current Advisory Agreement”).  Newton, however, would continue to be responsible for the day-to-day management of the Fund pursuant to the New Sub-Investment Advisory Agreement.   The Board determined based on representations from management that, as a practical matter, shareholders of the Fund would experience no change in the overall portfolio management of the Fund as a result of the new contractual arrangements, except that they are expected to have the added benefit of the oversight and supervision supplied by Dreyfus.

In determining to approve the New Advisory Agreement, the Board noted that the terms of the New Advisory Agreement are substantially similar to the terms of the Current Advisory Agreement between the Fund and Newton, and that the fees to be paid to Dreyfus are identical to those currently paid to Newton.  The Board also noted that Dreyfus would be solely responsible for paying Newton’s sub-investment advisory fee, and that the addition of Dreyfus as the Fund’s adviser and supervisor of Newton would not increase costs to Fund shareholders.

In determining to approve the New Sub-Investment Advisory Agreement, the Board relied upon the fact that Newton is the current adviser to the Fund, and would assume the role of sub-investment adviser with continuing investment discretion and day-to-day management responsibility for the Fund.  The Board noted that Newton’s role as sub-investment adviser would not, as a practical matter, vary in any material way from its current role.

The Board’s Deliberations

In determining whether to approve the New Advisory Agreement and the New Sub-Investment Advisory Agreement, the Independent Trustees received from each of Dreyfus and Newton a broad range of information in response to a written request prepared on behalf of the

Independent Trustees by their own legal counsel.  The Independent Trustees met alone in a private session with their legal counsel on August 7, 2008 to review these materials and to discuss the proposed New Advisory Agreement and Newton’s new role as sub-investment adviser under the New Sub-Investment Advisory Agreement.  Representatives of management attended a portion of that meeting to provide an overview of each Adviser’s organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i)

Financial and Economic Data:  Each Adviser’s balance sheet and income statements, as well as an historical and pro forma profitability analysis of each Adviser and of The Bank of New York Mellon Corporation (“BNY Mellon”) with respect to the investment management services provided and to be provided, to the Fund, including profitability with respect to the custodian, transfer agent and securities lending services provided to the Fund by BNY Mellon affiliates, as well as a separate presentation of profitability relative to that of several publicly traded investment advisers;

(ii)

Management Teams and Operations: Each Adviser’s Form ADV, as well as information concerning each Adviser’s executive management, portfolio management, client service personnel and overall organizational structure, assets under management, insurance coverage, brokerage and soft dollar policies and practices;

(iii)

Comparative Performance and Fees:  Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee, and expense ratios compared to other funds, and each Adviser’s separate account advisory fee schedules;

(iv)

Specific Facts Relating to the Fund:  Newton’s commentary on the Fund’s performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year or are anticipated in the coming year; and

(v)

Other Benefits:  The benefits flowing to BNY Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the approval of the Fund’s New Advisory Agreement and New Sub-Investment Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.  The Trustees determined that the terms and conditions of the New Advisory Agreement and of the New Sub-Investment Advisory Agreement and the compensation to Dreyfus provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered.  Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services proposed to be provided to the Fund by each Adviser.  In their deliberations as to the approval of the New Advisory Agreement and the New Sub-Investment Advisory Agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have previously chosen to entrust Newton, under the supervision of the Board, to manage the portion of their assets invested in the Fund.  The Board noted the proposed continuation of Newton’s management, only in the role of a sub-investment adviser, and that there was not expected to be any practical difference in its services on a day-to-day basis, despite the formal change of role, in relation to its historical role as the Fund’s sole adviser.  The Board also noted the added advantage to shareholders of Dreyfus’ supervision of N ewton and that Dreyfus currently supervises both affiliated and non-affiliated sub-investment advisers.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by each Adviser.  The Board determined that the services provided were of high quality and at least commensurate with industry standards.  The Board also placed significant weight on assurances provided by management that there would be no increases in the fees or overall expenses paid by the Fund, or any material changes in the nature or quality of the services provided, including in portfolio managers or processes utilized in providing investment management services to the Fund as a result of the appointment of Dreyfus and that no such changes were currently contemplated by management in the future.

The Trustees reviewed the background and experience of the Fund’s two portfolio managers supplied by Newton and in previous meetings had heard from senior management of each Adviser to receive an overview of its organization, personnel, resources and strategic plans.  Among other things, the Trustees considered the size, education and experience of each Adviser’s investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Dreyfus had the expertise and resources to supervise Newton, and that Newton had the expertise and resources to continue to manage the Fund effectively on a day-to-day basis.

Investment Performance

The Board considered the historical investment performance of Newton in managing the Fund against a peer group of investment companies selected by the Advisers with input from the Trustees.  The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe.  In addition to the information received by the Board for the August 27, 2008 Board meeting, the Trustees had received similar detailed comparative performance information for the Fund at regular Board meetings during the year.

The Board considered the Fund’s performance for the one-year period ended May 31, 2008 based on the Lipper materials provided to the Board for the August 27, 2008 meeting.  The Board found that the Fund outperformed its peer group average return for the one-year period (8.46% vs. -0.99%). The Board noted that the Fund had commenced operations in December of 2005 and did not have a three-year performance history as of May 31, 2008.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to Dreyfus which was identical to the fee currently being paid.  The Lipper data presenting the Fund’s “net management fees” included fees paid by the Fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s custodian.  Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.

The Fund’s existing and proposed contractual advisory fee is 0.80%, which was in the 3rd (1st being the best) quintile of its peer group of funds, the median fee of which was 0.80%.  The Fund’s net management fee (after giving effect to expense limitations) was 0.885% (which included administrative services fees under Lipper’s calculation methodology), slightly above the peer group median net management fee of 0.815%.

Based on the Lipper data, as well as other factors discussed at the August 27, 2008 Board meeting, the Board determined that the Fund’s proposed advisory fee is reasonable relative to its peer group median.

The Board also compared the fees payable by the Fund relative to those payable by separate account clients of each Adviser.  Based on the additional scope and complexity of the services provided and responsibilities assumed by each Adviser with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the New Advisory Agreement were reasonable relative to the nature and quality of the services provided.  The Board also noted that Dreyfus and not the Fund would be responsible for the payment of Newton’s fees under the New Sub-Investment Advisory Agreement.  The Board also considered and found to be reasonable the portion of the investment advisory fee to be retained by Dreyfus after payment of Newton’s fee.

The Board also considered the Fund’s expense ratio and compared it to that of its peer group of similar funds.  The Board found that the actual net expense ratio of 1.151% (after giving effect to expense limitations) was higher than the median net expense ratio of the peer group of 0.943%, largely due to the Fund’s small asset size compared to its peer group.

The Board noted that Newton had voluntarily agreed to limit its fees and/or reimburse the Fund’s expenses to the extent necessary to limit the Fund’s expense ratio to 1.15%  but also that Dreyfus had represented that it intended to continue indefinitely this voluntary expense limitation.

Each Adviser’s Profitability

The Board considered Dreyfus’ projected 2008 pro forma profitability in managing the Fund and, the Mellon Institutional Funds as a group (assuming integration of the Trust’s operations with the Dreyfus Funds had already occurred), as well as the methodology used to compute such profitability, and the various direct and indirect expenses expected to be incurred by Dreyfus.  The Independent Trustees had observed that, based on the pro forma profitability information submitted to them by Dreyfus, Dreyfus expected to incur losses in managing several of the funds in the Mellon Institutional Funds family of funds.  The Board compared this pro forma profitability with Newton’s actual historical profitability in managing the Fund and also reviewed the methodologies used in computing the pro forma and actual historical profitability. The Trustees observed that Dreyfus’ pro forma information ind icated that the Fund would, however, generate a profit for BNY Mellon for the twelve month period ended June 30, 2008, which profit the Board determines not to be excessive.  The Board noted that certain initiatives made in anticipation of integrating the Fund into the Dreyfus mutual fund operations, including the implementation of classes of shares offered under various distribution arrangements, could be expected to have a positive effect on Fund assets and thus Dreyfus’ profitability in future years, but that these effects were not yet significant.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows.  As in the case of profitability, the Trustees noted that the Fund’s becoming part of the Dreyfus mutual fund operations was expected to produce future economies of scale relative to the current advisory relationship with Newton, due to expected asset growth from the Fund’s multiple class distribution structure and other initiatives, but that these could not be projected and quantified currently.  The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits, based on information provided by management, flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates had been selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Dreyfus and BNY Mellon operate businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided.  The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of their relationships with the Funds and the Mellon Institutional Funds as a group.

* * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund’s proposed New Advisory Agreement and New Sub-Investment Advisory Agreement and the compensation proposed to be paid to each Adviser thereunder were fair and reasonable and, thus, voted to approve the New Advisory Agreement and the New Sub-Investment Advisory Agreement for an initial term of up to two years from their effective dates following approval by Fund shareholders and to recommend to the shareholders of the Fund that they vote to approve each agreement.

EXHIBIT 1

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

Dreyfus Investment Funds
200 Park Avenue

New York, New York 10166

December [  ], 2008

The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Ladies and Gentlemen:

The above-named investment company (the "Trust") having one or more series, herewith confirms its agreement with you as follows:

The Trust desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the Trust's charter documents and in the Prospectus and Statement of Additional Information with respect to those series specified in Schedule 1 hereto (the “Series”), as such Schedule may be revised from time to time, copies of which Prospectus and Statement of Additional Information have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Trust's Board.  The Trust desires to employ you to act as the Series' investment adviser.

In this connection it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement.  Such person or persons may be officers or employees who are employed by both you and the Trust.  The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Trust's behalf in any such respect.  We have discussed and concur in your employing on this basis for as long as you deem it appropriate the sub-investment adviser (the "Sub-Investment Adviser") named on Schedule 1 hereto to act as the Trust's sub-investment adviser with respect to those Series indicated on Schedule 1 hereto (the "Sub-Advised Series") to provide day-to-day management of the Sub-Advised Series' investments.

Subject to the supervision and approval of the Trust's Board, you and/or the Sub-Investment Adviser, as applicable, will provide investment management of each Series' portfolio in accordance with such Series' investment objective(s), policies and limitations, as stated in the Series' Prospectus and Statement of Additional Information as from time to time in effect.  In connection therewith, you will obtain and provide investment research and will supervise each

Series' investments and conduct, or with respect to the Sub-Advised Series, supervise, a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such Series' assets.  You will furnish to the Trust such statistical information, with respect to the investments which a Series may hold or contemplate purchasing, as the Trust may reasonably request.  The Trust wishes to be informed of important developments materially affecting any Series' portfolio and shall expect you, on your own initiative, to furnish to the Trust from time to time such information as you may believe appropriate for this purpose.

You shall exercise your best judgment in rendering the services to be provided to the Trust hereunder and the Trust agrees as an inducement to your undertaking the same that neither you nor the Sub-Investment Adviser shall be liable hereunder for any error of judgment or mistake of law or for any loss suffered by one or more Series, provided that nothing herein shall be deemed to protect or purport to protect you or the Sub-Investment Adviser against any liability to the Trust or a Series or to its security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder, or to which the Sub-Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under its Sub -Investment Advisory Agreement with you or by reason of its reckless disregard of its obligations and duties under said Agreement.

In consideration of services rendered pursuant to this Agreement, the Trust will pay you on the first business day of each month a fee at the rate set forth opposite each Series' name on Schedule 1 hereto.  Net asset value shall be computed on such days and at such time or times as described in each Series' then-current Prospectus and Statement of Additional Information.  The fee for the period from the effective date of this Agreement to the end of the month during which this Agreement became effective shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

For the purpose of determining fees payable to you, the value of each Series' net assets shall be computed in the manner specified in the Trust's charter documents for the computation of the value of each Series' net assets.

You will bear all expenses in connection with the performance of your services under this Agreement and will pay all fees of the Sub-Investment Adviser in connection with its duties in respect of the Fund.  All other expenses to be incurred in the operation of the Trust (other than those borne by the Sub-Investment Adviser) will be borne by the Trust, except to the extent specifically assumed by you.  The expenses to be borne by the Trust include, without limitation, the following:  taxes, interest, commitment fees on borrowings (including interest payments to prime brokers), interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not your officers, directors or employees or holders of 5% or more of your outstanding voting securities or those of the Sub-Investment Adviser or any affiliate of you or the Sub-Investment Adviser, Sec urities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, administrative fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Trust's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

The Trust understands that you and the Sub-Investment Adviser now act, and that from time to time hereafter you or the Sub-Investment Adviser may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Trust has no objection to your and the Sub-Investment Adviser so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account.  It is recognized that in some cases this procedure may adversely affect the price paid or received by one or more Series or the size of the position obtainable for or disposed of by one or more Series.

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

Neither you nor the Sub-Investment Adviser shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Series in connection with the matters to which this Agreement relates, except, in your case, for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement and, in the case of the Sub-Investment Adviser, for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Sub-Investment Adviser of its obligations and duties under the Sub-Investment Advisory Agreement with you.  Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Trust, sh all be deemed, when rendering services to the Trust or acting on any business of the Trust, to be rendering such services to or acting solely for the Trust and not as your officer, director, partner, employee or agent or one under your control or direction even though paid by you.

As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Trust's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940) of such Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Trust's Board members who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Series, this Agreement is terminable without penalty, on 60 days' notice, by the Trust's Board or by vote of holders of a majority of such Series' shares or, upon not less than 90 days' notice, by you.  This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in said Act).

The Trust recognizes that from time to time your directors, officers and employees may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Dreyfus" as part of their name, and that your corporation or its affiliates may enter into investment advisory or other agreements with such other entities.  If you cease to act as the investment adviser for the Trust's series, the Trust agrees that, at your request, the Trust will take all necessary action to change the name of the Trust to a name not including "Dreyfus" in any form or combination of words.

This Agreement has been executed on behalf of the Trust by the undersigned officer of the Trust in his capacity as an officer of the Trust.  The obligations of this Agreement shall only be binding upon the assets and property of the Trust or Series, as the case may be, and shall not be binding upon any Board member, officer or shareholder of the Trust individually.

The Fund is agreeing to the provisions of this Agreement that limit the Sub-Investment Adviser's liability and other provisions relating to the Sub-Investment Adviser so as to induce the Sub-Investment Adviser to enter into its Sub-Investment Advisory Agreement with you and to perform its obligations thereunder.  The Sub-Investment Adviser is expressly made a third party beneficiary of this Agreement with rights as respects the Sub-Advised Series to the same extent as if it had been a party hereto.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

DREYFUS INVESTMENT FUNDS

By:__________________________________________

Accepted:

THE DREYFUS CORPORATION

By:_________________________________

SCHEDULE 1

Name of Series	Annual Fee as a Percentage of Average Daily Net Assets	Reapproval Date	Reapproval Day
Dreyfus/Newton International Equity Fund*	0.80%	April 4, 2010	April 4th

*

The Dreyfus Corporation has engaged Newton Capital Management Limited to act as Sub-Investment Adviser to this Series.

EXHIBIT 2

FORM OF NEW SUB-INVESTMENT ADVISORY AGREEMENT

SUB-INVESTMENT ADVISORY AGREEMENT

THE DREYFUS CORPORATION
200 Park Avenue
New York, New York  10166

  December [  ], 2008

Newton Capital Management Limited

160 Queen Victoria Street

London

EC4V 4LA

England

Ladies and Gentlemen:

As you are aware, Dreyfus Investment Funds, (formerly “Mellon Institutional Funds Investment Trust”) (the "Trust") desires to employ the capital of the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the Series' Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Trust's Board.  The Trust employs The Dreyfus Corporation (the "Adviser") to act as its investment adviser pursuant to a written agreement (the "Investment Advisory Agreement"), a copy of which has been furnished to you.  The Adviser desires to retain you, and y ou hereby agree to accept such retention, as the Series' sub-investment adviser.

In connection with your serving as sub-investment adviser to the Series, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this sub-investment advisory agreement (the "Agreement").  Such person or persons may be officers or employees of both you and the Trust.  The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Trust's behalf in any such respect.

Subject to the supervision and approval of the Adviser and the Trust's Board, you will provide investment management of the Series' portfolio in accordance with the Series' investment objective(s), policies and limitations as stated in the Series' Prospectus and Statement of Additional Information as from time to time in effect.  In connection therewith, you will supervise the Series' investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Series' assets.  You will furnish to the Adviser or the Trust such information, with respect to the investments which the Series may hold or contemplate purchasing, as the Adviser or the Trust may reasonably request.  The Trust and the Adviser wish to be informed of important developments materially affecting the Series' portfolio and shall expect you, on your own initiative, to furnish to the Trust or the Adviser from time to time such information as you may believe appropriate for this purpose.  The Adviser shall furnish you with copies of the Series' Prospectuses, Statements of Additional Information and shareholder reports.  You shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the Series' assets.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Series or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Trust or a Series' security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.  The Trust is expressly made a third party beneficiary of this Agreement with rights as respect to the Series to the same extent as if it had been a party hereto.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay you on the first business day of each month a fee at the annual rate set forth on Schedule 1 hereto.  If the Adviser waives all or a portion of the management fee it is entitled to receive from the Series, the fee payable to you pursuant to this Agreement may be reduced as you and the Adviser mutually agree.

Net asset value shall be computed on such days and at such time or times as described in the Series' then-current Prospectus and Statement of Additional Information.  The fee for the period from the effective date of this Agreement to the end of the month during which this Agreement became effective shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement.

For the purpose of determining fees payable to you, the value of the Series' net assets shall be computed in the manner specified in the Series' then-current Prospectus and Statement of Additional Information for the computation of the value of the Series' net assets.

You will bear all expenses in connection with the performance of your services under this Agreement.  All other expenses to be incurred in the operation of the Series (other than those borne by the Adviser) will be borne by the Trust, except to the extent specifically assumed by you.  The expenses to be borne by the Trust include, without limitation, the following: taxes, interest, commitment fees on borrowings (including interest payments to prime brokers), interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, cert ain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Trust's existence, costs attributable to investor services

(including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

The Adviser understands that in entering into this Agreement you have relied upon the inducements made by the Trust to you under the Investment Advisory Agreement.  The Adviser also understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account.  It is recognized that in some cases this procedure may adversely affect the price paid or received by a Series or the size of the position obtainable for or disposed of by the Series.  It is also understood that you and the Adviser or any other sub-investment adviser to the Trust shall be prohibited from consulting with each other concerning transactions described in Rule 12d3-1(c) under the Investment Company Act of 1940, as amended, and that your responsibility regarding investment advice hereunder is limited to the Series.

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.  We acknowledge that you are Authorized and Regulated by the Financial Services Authority ("FSA") and that under the rules of the FSA we will be classified as a professional client.

You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.  Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust, to be rendering such services to or acting solely for the Trust and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Trust's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of such Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Trust's Board members who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

As to each Series, this Agreement is terminable without penalty (i) by the Adviser upon 60 days' notice to you, (ii) by the Trust's Board or by vote of the holders of a majority of such Series' shares upon 60 days' notice to you, or (iii) by you upon not less than 90 days' notice to the Trust and the Adviser.  This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in said Act).  In addition, notwithstanding anything herein to the contrary, if the Investment Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Investment Advisory Agreement terminates.

The Adviser acknowledges receipt of Part II of your Form ADV at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Investment Advisers Act of 1940.  No provision of this Agreement may be changed, waived or discharged unless signed in writing by the parties hereto.  This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of principle laws thereof.  This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.  If any one or more of the provisions of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Unless otherwise provided herein or agreed to in writing by the parties, all notices, instructions or advice permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier or facsimile and addressed to (or delivered to) the respective party at the address set forth above or at such other address or addresses as shall be specified, in each case, in a notice similarly given.  Each party may rely upon any notice from the other party or other communication reasonably believed by the receiving party to be genuine.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

THE DREYFUS CORPORATION

By:  _________________________
Accepted:

NEWTON CAPITAL MANAGEMENT LIMITED

By:  ______________________________________

SCHEDULE 1

Name of Series	Annual Fee as a Percentage of Average Daily Net Assets	Reapproval Date	Reapproval Day

Dreyfus/Newton International Equity Fund	0.38%	April 4, 2010	April 4th

EXHIBIT 3

NOMINATING COMMITTEE CHARTER

Function.

The functions of the Nominating Committee (the “Committee”) of the Board of Trustees (the “Board”) of Mellon Institutional Funds Investment Trust (the “Trust”) are to:

•

Identify individuals qualified to become Board members;

•

Recommend to the Board the nominee(s) for election or appointment as Independent Trustees (as defined below) of the Trust, whether nominated by shareholders at any shareholder meeting, special or annual, if any, or appointed by the Board without shareholder vote;

•

Review the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any trustee and to make a recommendation as to the qualifications of such person to the Independent Trustees and the Board;

•

Make recommendations to the Board regarding the size and composition of the Board; and

•

Make recommendations as to any retirement policy for Independent Trustees.

The Committee performs these functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder, as amended (the “1940 Act”) with respect to the selection and nomination of members of the Board.  The nomination by the Committee of any person to serve on the Board as an Independent Trustee shall initially be submitted for action by the Independent Trustees and then, if approved, the entire Board.  Nomination of any persons to serve on the Board other than as an Independent Trustees shall be made by the Board.

The Committee shall have the authority to retain and terminate any search firm to be used to identify Independent Trustee candidates, including authority to approve the search firm’s fees and other retention terms.  The Committee is empowered, without further action by the Board, to cause the Trust or series of the Trust (each, a “Fund” and collectively, the “Funds”) to pay the compensation of any search firm engaged by the Committee.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the “Statement of Policy on Criteria for Selecting Independent Trustees” attached hereto as Annex A.

Candidates Recommended by Shareholders.

The Committee will consider Independent Trustee candidates recommended by shareholders of any Fund.  Any recommendation should be submitted in writing to the Secretary of the Trust, c/o Mellon Institutional Funds, 200 Park Avenue, New York, NY  10166.

Any submission should include at a minimum the following information:  As to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of any Fund that is beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each c ase pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee (if elected)).

In a case where the Trust is holding a meeting of shareholders at which trustees are to be elected, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail the proxy statement.  Any such submission must also be submitted by such date and contain such other information as may be specified in the Trust’s By-laws.

Evaluations of Effectiveness.

The Committee shall be responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure are functioning effectively.  The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

As long as an existing Independent Trustee continues, in the opinion of the Committee, to satisfy these criteria and subject to any mandatory retirement age as the board may establish, the Trust anticipates that the Committee would favor the re-nomination of an existing Trustee rather than a new candidate.  Consequently, while the Committee will consider candidates recommended by shareholders to serve as trustee, the Committee will act upon such recommendations only if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Funds.  In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Com mittee or other Independent Trustees.  While it has not done so in the past, the Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Governance.

The Committee shall normally be comprised of two or more members of the Board as determined by the Board, each of whom shall not be an “Interested Person,” as defined in Section 2(a)(19) of the 1940 Act, of the Funds, any adviser or sub-adviser to a Fund, or the Funds’ principal underwriter (an “Independent Trustee”).

Subject to any mandatory retirement age as the Board may establish, the members of the Committee, who shall be appointed by the Board, shall serve until their successors are duly appointed and qualified.  The Board may remove members of the Committee from such committee, with or without cause.  Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership, subject to applicable laws.

The compensation of Committee members, if any, shall be as determined by the Board.

The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate.  Meetings of the Committee shall be open to all members of the Board; however, no member of the Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee.  All actions by the Committee shall be taken by a majority of the members of the Committee, regardless of the number of members of the Committee actually present at such meeting.  Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.

The Committee is authorized to confer as it deems necessary and to seek, as a Trust or Fund expense, the help of outside advisors and officers or other employees of the Funds.

Approval of Charter.

The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for approval.  This Charter and any amendments are subject to approval by the Board.

ANNEX A

Statement of Policy on Criteria for Selecting Independent Trustees

The Committee expects that any candidate for nomination as an Independent Trustee will have the following qualifications:

•

The candidate may not be an “Interested Person” (within the meaning of the 1940 Act) of the Funds, any adviser or sub-adviser to a Fund, or the Funds’ principal underwriter.

•

The candidate should have a reputation for integrity, honesty and adherence to high ethical standards.

•

The candidate should have demonstrated sufficient business or financial acumen, experience and ability to be capable of exercising sound judgments in matters that relate to the current and long-term objectives of the Funds and should be willing and able to contribute positively to the decision-making process of the Funds.

•

The candidate should have a commitment to understand the Trust and the Funds and the responsibilities of an Independent Trustee of an investment company and to regularly attend and participate in meetings of the Board and the Board committees of which the candidate would be a member.

•

The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Trust and the Funds and various parties related to the Funds, and to act in the interests of all shareholders.

•

The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee.

•

The candidate should have the capability to serve a number of years before reaching the Trust’s mandatory retirement age, if any, for Independent Trustees.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis to the extent proscribed by law.  For each candidate, the Committee will evaluate specific experience in light of the makeup of the then current Board.

The Committee may determine that a candidate who does not have a particular type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has other qualifications such that his/her qualifications, taken as a whole, demonstrate the requisite level of fitness to serves as an Independent Trustee.

It is considered desirable that at least one Independent Trustee be an “audit committee financial expert” (as such term is defined by the Securities and Exchange Commission) whenever it is reasonably practicable and, accordingly, the Committee shall give due consideration to the qualifications necessary to be designated as an “audit committee financial expert” in evaluating candidates for nomination in the event the Board does not have such an audit committee financial expert.

EXHIBIT 4

AUDIT COMMITTEE PRE-APPROVAL POLICIES

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
1. Audit Services	Services that are directly related to performing the independent audit of the Funds

•

Accounting research assistance

•

SEC consultation, registration statements, and reporting

•

Tax accrual related matters

•

Implementation of new accounting standards

•

Compliance letters (e.g., rating agency letters)

•

Regulatory reviews and interpretive assistance regarding financial matters

•

Semi-annual report reviews (if requested)

•

Attest and agreed upon procedures required by statute

•

Irish resident custody certification

“One-time” pre-approval for the audit period for all pre-approved specific service subcategories.  Approval of the independent auditors as auditors for a Fund shall constitute pre-approval for these services.

A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.
2. Audit-Related Services

Services which are not prohibited under Rule 2-01(C)(4) (the “Rule”) and are related extensions of the audit services, support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project.  In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase.  The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

•

AICPA attest and agreed-upon procedures

•

Attest or agreed-upon procedures not required by statute or SEC or accounting regulations

•

Technology control assessments

•

Financial reporting control assessments

•

Enterprise security architecture assessment

•

Advice to Fund management as to accounting or disclosure treatment of transactions or events

•

Advice to management as to accounting or disclosure treatment, or actual or potential impact of final or proposed rules, standards or interpretations of the SEC, FASB or other regulatory or standard setting bodies

“One-time” pre-approval for the Fund fiscal year within a specified dollar limit ($25,000 in the aggregate for all pre-approved specific service subcategories).

Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals).

Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved” to the left, or to add a specific service subcategory as “pre-approved.”

A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
3. Tax Services

Tax services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

•

Tax planning and support

•

Tax controversy assistance

•

Tax compliance, tax returns, excise tax returns and support

•

Tax opinions

•

Tax analysis regarding possible proposals for fund liquidations or reorganizations

•

Tax analysis relating to particular types of securities or corporate action events

•

Tax services relating to RIC qualification, shareholder reporting, information reporting, determining distributable income and gain, tax elections

•

Tax services related to addition of new funds (i.e., start up issues, initial diversification and related matters)

“One-time” pre-approval for the Fund fiscal year within a specified dollar limit ($25,000 in the aggregate for all pre-approved specific service subcategories).

Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals).

Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved.”

A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
4. Other Services

Other services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors possess unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.

• Business Risk Management support • Other control and regulatory compliance projects, including Rule 17f-2 “self-custody” verification for the Funds

“One-time” pre-approval for the fund fiscal year within a specified dollar limit ($25,000 in the aggregate for all pre-approved specific service subcategories).

Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals).

Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” or Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved.”

A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
Prohibited Services	Services which result in the auditors losing independence status under the Rule.

1.

Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2.

Financial information systems design and implementation*

3.

Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4.

Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5.

Internal audit outsourcing services*

6.

Management functions or human resources

7.

Broker or dealer, investment advisor, or investment banking services

8.

Legal services and expert services unrelated to the audit

9.

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

These services are not to be performed with the exception of the(*) services (subcategories 1 through 5 on the left) that may be permitted if they would not be subject to audit procedures at the audit client (as defined in Rule 2-01(f)(4)) level by the firm providing the service.

A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

General Audit Committee Approval Policy:

•

For all projects, the officers of the Funds and the Funds’ auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied.  Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

▼ Please fold and detach card at perforation before mailing. ▼

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL SET FORTH BELOW. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the numbered items below.

Meeting to be held at 10:00 A.M. (Eastern time)

	FOR ALL	WITHHOLD FROM ALL	FOR ALL EXCEPT
1. To elect six Trustees of the Trust to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are: (01) Joseph S. DiMartino (02) James M. Fitzgibbons (03) Kenneth A. Himmel (04) Stephen J. Lockwood (05) Roslyn M. Watson (06) Benaree Pratt Wiley	☐	☐	☐

____

(Instruction: To withhold authority to vote "FOR" any individual nominee(s), mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line above.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

ME1

▼ Please fold and detach card at perforation before mailing. ▼

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS SET FORTH BELOW. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the numbered items below.

Meeting to be held at 11:00 A.M. (Eastern time)

	FOR	AGAINST	ABSTAIN
2a. To approve an investment advisory agreement between The Dreyfus Corporation and the Trust, on behalf of Newton International Equity Fund:	☐	☐	☐
2b. To approve a sub-investment advisory agreement between The Dreyfus Corporation and Newton Capital Management Limited, on behalf of Newton International Equity Fund:	☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

ME2

▼ Please fold and detach card at perforation before mailing. ▼

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS SET FORTH BELOW. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the numbered items below.

Meeting to be held at 11:00 A.M. (Eastern time)

For shareholders of the following funds only:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

ME3